                            ZHONE ACQUISITION CORP.

           (to be merged with and into Premisys Communications, Inc.

              and then to be succeeded by Premisys Systems, LLC)

                           _________________________

                                 $125,000,000

                               CREDIT AGREEMENT

                         dated as of November 29, 1999

                           _________________________


CREDIT    FIRST
SUISSE    BOSTON

                               TABLE OF CONTENTS
                               -----------------

                                                                                                                           Page
                                                                                                                           -----
SECTION 1. DEFINITIONS.....................................................................................................   1

     1.1 Defined Terms.....................................................................................................   1
         -------------

            "Commitment....................................................................................................   4
             ----------

            "Uniform Customs...............................................................................................  15
             ---------------

     1.2 Other Definitional Provisions.....................................................................................  15
         -----------------------------

SECTION 2. AMOUNT AND TERMS OF TERM LOAN COMMITMENTS.......................................................................  15

     2.1 Term Loans........................................................................................................  15
         ----------

     2.2 Procedure for Term Loan Borrowing.................................................................................  15
         ---------------------------------

     2.3 Amortization of Term Loans........................................................................................  16
         --------------------------

     2.4 Use of Proceeds of Term Loans.....................................................................................  17
         -----------------------------

SECTION 3. AMOUNT AND TERMS OF ACQUISITION LOAN COMMITMENTS................................................................  17

     3.1 Acquisition Term Loans............................................................................................  17
         ----------------------

     3.2 Procedure for Acquisition Loan Borrowing..........................................................................  17
         ----------------------------------------

     3.3 Maturity of Acquisition Loans.....................................................................................  18
         -----------------------------

     3.4 Use of Proceeds of Acquisition Loans..............................................................................  18
         ------------------------------------

SECTION 4. PROVISIONS RELATING TO THE LOANS; FEES AND PAYMENTS.............................................................  18

     4.1 Repayment of Loans; Evidence of Debt..............................................................................  18
         ------------------------------------

     4.2 Commitment Fee....................................................................................................  19
         --------------

     4.3 Optional Prepayments..............................................................................................  19
         --------------------

     4.4 Optional Termination or Reduction of Aggregate Acquisition Loan Commitment........................................  20
         --------------------------------------------------------------------------

     4.5 Mandatory Prepayments.............................................................................................  20
         ---------------------

     4.6 Conversion and Continuation Options...............................................................................  20
         -----------------------------------

     4.7 Minimum Amounts and Maximum Number of Tranches....................................................................  21
         ----------------------------------------------

     4.8 Interest Rates and Payment Dates..................................................................................  21
         --------------------------------

     4.9 Computation of Interest and Fees..................................................................................  21
         --------------------------------

     4.10 Inability to Determine Interest Rate.............................................................................  22
          ------------------------------------

     4.11 Pro Rata Treatment and Payments..................................................................................  22
          -------------------------------

     4.12 Illegality.......................................................................................................  23
          ----------

     4.13 Requirements of Law..............................................................................................  24
          -------------------

     4.14 Taxes............................................................................................................  25
          -----

     4.15 Indemnity........................................................................................................  26
          ---------

     4.16 Certain Fees.....................................................................................................  26
          ------------

     4.17 Change of Lending Office.........................................................................................  26
          ------------------------

SECTION 5. REPRESENTATIONS AND WARRANTIES..................................................................................  27

     5.1 Financial Condition...............................................................................................  27
         -------------------

     5.2 No Change.........................................................................................................  28
         ---------

     5.3 Corporate Existence; Compliance with Law..........................................................................  28
         ----------------------------------------

     5.4 Corporate Power; Authorization; Enforceable Obligations...........................................................  28
         -------------------------------------------------------

     5.5 No Legal Bar......................................................................................................  29
         ------------

     5.6 No Material Litigation............................................................................................  29
         ----------------------

     5.7 No Default........................................................................................................  29
         ----------

     5.8 Ownership of Property; Liens......................................................................................  29
         ----------------------------

     5.9 Intellectual Property.............................................................................................  30
         ---------------------

     5.10 No Burdensome Restrictions.......................................................................................  30
          --------------------------

     5.11 Taxes............................................................................................................  30
          -----

     5.12 Federal Regulations..............................................................................................  30
          -------------------

     5.13 ERISA............................................................................................................  30
          -----

     5.14 Investment and Holding Company Status............................................................................  31
          -------------------------------------

     5.15 Environmental Matters.............................................................................................      31
          ---------------------

     5.16 Security Documents................................................................................................      32
          ------------------

     5.17 Acquisition Documents.............................................................................................      32
          ---------------------

     5.18 Capital Call Obligations..........................................................................................      32
          ------------------------

     5.19 Accuracy and Completeness of Information..........................................................................      33
          ----------------------------------------

     5.20 Solvency..........................................................................................................      33
          --------

SECTION 6. CONDITIONS PRECEDENT.............................................................................................      33

     6.1 Conditions to Initial Loans........................................................................................      33
         ---------------------------

     6.2 Conditions to Term Loan............................................................................................      36
         -----------------------

     6.3 Conditions to Each Loan............................................................................................      37
         -----------------------

SECTION 7. AFFIRMATIVE COVENANTS............................................................................................      37

     7.1 Financial Statements...............................................................................................      37
         --------------------

     7.2 Certificates; Other Information....................................................................................      38
         -------------------------------

     7.3 Payment of Obligations.............................................................................................      39
         ----------------------

     7.4 Conduct of Business and Maintenance of Existence...................................................................      39
         ------------------------------------------------

     7.5 Maintenance of Property; Insurance.................................................................................      39
         ----------------------------------

     7.6 Inspection of Property; Books and Records; Discussions.............................................................      40
         ------------------------------------------------------

     7.7 Notices............................................................................................................      40
         -------

     7.8 Environmental Laws.................................................................................................      41
         ------------------

     7.9 Further Assurances.................................................................................................      41
         ------------------

     7.10 Additional Collateral.............................................................................................      41
          ---------------------

     7.11 Consummation of Merger............................................................................................      42
          ----------------------

SECTION 8. NEGATIVE COVENANTS...............................................................................................      42

     8.1 Financial Condition Covenants......................................................................................      42
         -----------------------------

     8.2 Limitation on Indebtedness.........................................................................................      43
         --------------------------

     8.3 Limitation on Liens................................................................................................     44
         -------------------

     8.4 Limitation on Guarantee Obligations................................................................................     45
         -----------------------------------

     8.5 Limitation on Fundamental Changes..................................................................................     45
         ---------------------------------

     8.6 Limitation on Sale of Assets.......................................................................................     45
         ----------------------------

     8.7 Limitation on Leases...............................................................................................     46
         --------------------

     8.8 Limitation on Restricted Payments..................................................................................     46
         ----------------------------------

     8.9 Limitation on Capital Expenditures.................................................................................     47
         ----------------------------------

     8.10 Limitation on Investments, Loans and Advances.....................................................................     47
          ---------------------------------------------

     8.11 Limitation on Transactions with Affiliates........................................................................     48
          ------------------------------------------

     8.12 Limitation on Sales and Leasebacks................................................................................     48
          ----------------------------------

     8.13 Limitation on Changes in Fiscal Year..............................................................................     48
          ------------------------------------

     8.14 Limitation on Negative Pledge Clauses.............................................................................     48
          -------------------------------------

     8.15 Limitation on Lines of Business...................................................................................     48
          -------------------------------

     8.16 Rights under Acquisition Documents................................................................................     49
          ----------------------------------

     8.17 Asset Transfer....................................................................................................     49
          --------------

     8.18 Optional Payments and Modifications of Certain Debt Instruments...................................................     50
          ---------------------------------------------------------------

SECTION 9. EVENTS OF DEFAULT................................................................................................     50

SECTION 10. THE ADMINISTRATIVE AGENT........................................................................................     54

     10.1 Appointment.......................................................................................................     54
          -----------

     10.2 Delegation of Duties..............................................................................................     54
          --------------------

     10.3 Exculpatory Provisions............................................................................................     54
          ----------------------

     10.4 Reliance by Administrative Agent..................................................................................     54
          --------------------------------

     10.5 Notice of Default.................................................................................................     55
          -----------------

     10.6 Non-Reliance on Administrative Agent and Other Lenders............................................................     55
          ------------------------------------------------------

     10.7 Indemnification...................................................................................................     56
          ---------------

     10.8  Administrative Agent in Its Individual Capacity................... 56

     10.9  Successor Administrative Agent.................................... 56

SECTION 11. MISCELLANEOUS.................................................... 56

     11.1  Amendments and Waivers............................................ 56

     11.2  Releases of Collateral and Credit Support......................... 57

     11.3  Notices........................................................... 59

     11.4  No Waiver; Cumulative Remedies.................................... 59

     11.5  Survival of Representations and Warranties........................ 60

     11.6  Payment of Expenses and Taxes..................................... 60

     11.7  Successors and Assigns; Participations and Assignments............ 60

     11.8  Adjustments; Set-off.............................................. 63

     11.9  Counterparts...................................................... 64

     11.10 Severability...................................................... 64

     11.11 Integration....................................................... 64

     11.12 GOVERNING LAW..................................................... 64

     11.13 Submission To Jurisdiction; Waivers............................... 64

     11.14 Acknowledgments................................................... 65

     11.15 WAIVERS OF JURY TRIAL............................................. 65

     11.16 Confidentiality. Each of the Administrative Agent and the Lenders, on behalf of itself and each of its affiliates, agents, directors, officers and employees, agrees to keep confidential all non-public information provided to it by any Credit Party pursuant to this Agreement that is clearly designated by such Credit Party in writing as "confidential"; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent, any other Lender or any affiliate, agent, director, officer or employee of any Lender, (b) to any Transferee or prospective Transferee which agrees to comply with the provisions of this Section, (c) any of its employees, directors, agents, attorneys, accountants and other professional advisors, (d) upon the request or demand of any Governmental Authority having jurisdiction over it, (e) in response to any order of any court or other

           Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) which has been publicly disclosed other than in breach of this Section 11.16,
           (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender or (i) in connection with the exercise of any right or remedy hereunder or under any other Credit Document................................... 65

                                                                            Page
                                                                            ----

     SCHEDULES
------------------------------------------------------------------------------
Schedule I                             Lenders; Commitments

Schedule II                            Addresses for Notices

Schedule 5.9                           Intellectual Property

Schedule 8.2                           Existing Indebtedness

Schedule 8.3                           Existing Liens

Schedule 8.4                           Existing Guarantee Obligations

Schedule 8.17                          Subsidiaries

     EXHIBITS
------------------------------------------------------------------------------
Exhibit A                    Form of Term Loan Note

Exhibit B                    Form of Acquisition Note

Exhibit C-1                  Form of Capital Call Agreement

Exhibit C-2                  Form of Assignment of Capital Call Rights

Exhibit D-1                  Form of Initial Collateral Agreement

Exhibit D-2                  Form of AcquisitionCo Cash Collateral Agreement

Exhibit E                    Form of Premisys Escrow Agreement

Exhibit F                    Form of Subsequent Collateral Agreement

Exhibit G                    Form of LegacyCo Cash Collateral Agreement

Exhibit H                    Form of Assumption Agreement

Exhibit I                    Form of License Letter

Exhibit J                    Form of Assignment and Acceptance

Exhibit K-1                  Form of Notice of Borrowing (Drawings)

Exhibit K-2                  Form of Notice of Borrowing (Continuations)

                                                                            Page
                                                                            ----

Exhibit K-3    Form of Notice of Borrowing (Conversions)

Exhibit L      Form of Zhone Subordinated Note

               CREDIT AGREEMENT, dated as of November 29, 1999, among:

(a)  ZHONE ACQUISITION CORP., a Texas corporation ("AcquisitionCo") (to be
                                                    -------------
     merged with and into Premisys Communications, Inc. and then to be succeeded by Premisys Systems, LLC);

(b)  the Lenders (as hereinafter defined) from time to time parties hereto; and

(c) CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.
      --------------------

                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, AcquisitionCo has entered into the Agreement and Plan of Merger, dated as of October 20, 1999 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the "Merger
                                                                     ------
Agreement") among AcquisitionCo, Zhone Technologies, Inc., a Delaware
---------
corporation ("Zhone"), and Premisys Communications, Inc., a Delaware corporation
              -----
("Premisys"), pursuant to which AcquisitionCo has commenced a tender offer for
  --------
all of the issued and outstanding capital stock (all of such capital stock and any related options collectively, the "Shares") of Premisys (the "Tender
                                       ------                     ------
Offer");
-----

          WHEREAS, as promptly as is practicable following the consummation of the Tender Offer, the acquisition of the Shares tendered pursuant thereto (the "Tendered Shares") and the completion (if necessary) of a proxy solicitation,
 ---------------
AcquisitionCo will be merged with and into Premisys, with Premisys being the survivor of such merger (the "Merger");
                              ------

          WHEREAS, following the consummation of the Merger, Premisys (as the survivor of the Merger) will transfer certain existing product lines of Premisys and its obligations on account of the Term Loans (as hereinafter defined) to Premisys Systems, LLC, a Delaware limited liability company ("LegacyCo"; such
                                                              --------
transfers, the "Asset Transfer");
                --------------

          WHEREAS, AcquisitionCo has requested that the Lenders make loans to it for the purpose of financing the Tender Offer, the Merger and the Asset Transfer (collectively, the "Transaction") and for the other purposes permitted by this
                    -----------
Agreement;

          WHEREAS, the Lenders are willing to make such loans, and the Administrative Agent is willing to assume its obligations hereunder, only upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows: have the following meanings:

                            SECTION 1. DEFINITIONS

     1.1  Defined Terms. As used in this Agreement, the following terms shall
          -------------
have the following meanings:

          "ABR": for any day, a rate per annum equal to the greater of (a) the
           ---
Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%.

Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "ABR Loans": Loans the rate of interest applicable to which is based
           ----------
upon the ABR.

          "Acquisition":  as defined in the recitals hereto.
           -----------

          "AcquisitionCo":  as defined in the preamble hereto.
           -------------

          "AcquisitionCo Cash Collateral Agreement": the Cash Collateral
           ----------------------------------------
Agreement, substantially in the form of Exhibit D-2, made by AcquisitionCo in favor of the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "Acquisition Documents":  the collective reference to the Tender Offer
           ---------------------
Documents, the Merger Agreement and all other documents and information sent by AcquisitionCo or any of its Subsidiaries or Premisys to the shareholders of Premisys or filed with the SEC in connection with the Transaction.

          "Acquisition Loan Commitment":  as to any Acquisition Lender, its
           --------------------------------
obligation to make its Acquisition Loans to the Borrower hereunder in an aggregate principal amount not to exceed the amount set forth opposite such Acquisition Lender's name on Schedule I under the heading "Acquisition Loan Commitment".

          "Acquisition Loan Commitment Percentage": as to any Acquisition Lender
           --------------------------------------
at any time, the percentage which such Acquisition Lender's Acquisition Loan Commitment then constitutes of the Aggregate Acquisition Loan Commitment (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Term Loan Lender's Acquisition Loans then outstanding constitutes of the aggregate principal amount of the Acquisition Loans then outstanding).

          "Acquisition Lender": each bank or other financial institution holding
           ------------------
an Acquisition Loan Commitment hereunder (or, after the Closing Date and subject to the provisions of subsection 11.7(d), holding any Acquisition Loans hereunder); collectively, the "Acquisition Lenders".
                               --------------------

          "Acquisition Loan":  as defined in subsection 3.1.
           ----------------

          "Acquisition Note":  as defined in subsection 4.1(e).
           ----------------

          "Administrative Agent":  as defined in the preamble hereto.
           --------------------

          "Affiliate": as to any Person, any other Person (other than a
           ---------
 Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Aggregate Acquisition Loan Commitment": $75,000,000, as such amount
           -------------------------------------
may be reduced from time to time pursuant to this Agreement.

          "Aggregate Term Loan Commitment": $50,000,000, as such amount may be
           ------------------------------
reduced from time to time pursuant to this Agreement.

          "Agreement":  this Credit Agreement, as amended, supplemented or
           ---------
otherwise modified from time to time.

          "Applicable Margin": with respect to (a) Eurodollar Loans, 1% per
           -----------------
annum and (b) with respect to ABR Loans, 0% per annum.

          "Asset Transfer":  as defined in the recitals hereto.
           --------------

          "Assigned Interests": the rights under the Capital Call Agreements
           ------------------
which have been assigned to the Borrower pursuant to the Assignment of Capital Call Rights and pledged to the Administrative Agent pursuant to the Security Documents.

          "Assignee":  as defined in subsection 11.7(c).
           --------

          "Assignment of Capital Call Rights": the Assignment of Capital Call
           ---------------------------------
Rights, substantially in the form of Exhibit C-2, among Zhone, the Borrower and the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "Borrower": AcquisitionCo (at all times prior to the Merger Date),
           --------
Premisys (at all times from the Merger Date to the Reorganization Date) or LegacyCo (at all times from and after the Reorganization Date), as the context shall require.

          "Borrowing Date": any Business Day specified in a Notice of Borrowing
           --------------
pursuant to subsection 2.2 or 3.2 as a date on which the Borrower requests the Lenders to make Loans hereunder.

          "Business":  as defined in subsection 5.15(b).
           --------

          "Business Day": a day other than a Saturday, Sunday or other day on
           ------------
which commercial banks in New York City are authorized or required by law to close; provided, however, that, with respect to matters relating to Eurodollar
       --------  -------
Loans, any day on which commercial banks in London, England are authorized or required by law to close also shall not constitute a "Business Day".

          "Capital Call Agreement": the "Capital Call Agreements" described in
           ----------------------
the Assignment of Capital Call Rights, each substantially in the form of Exhibit C-2 hereto (with such modifications as may be approved by the Administrative Agent).

          "Capital Stock": any and all shares, interests (including, without
           -------------
limitation, membership interests in limited liability companies), participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Cash Equivalents": (a) securities with maturities of one year or less
           ----------------
from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause
(b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-2 by Standard and Poor's Rating Group ("S&P") or P-2 by Moody's Investors Service,
                                   ---
Inc. ("Moody's"), (e) securities with maturities of one year or less from the
       -------
date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

          "Closing Date": the date on which the conditions precedent set forth
           ------------
in subsection 6.1 shall be satisfied.

          "Code": the Internal Revenue Code of 1986, as amended from time to
           ----
time.

          "Collateral": all assets of the Credit Parties, now owned or
           ----------
hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Collateral Substitution Date": the date upon which the requirements
           ----------------------------
specified in the proviso to subsection 11.2(c) have been satisfied.

          "Commitment": as to any Lender, its Acquisition Loan Commitment or its
           ----------
Term Loan Commitment, as the context shall require; as to all Lenders, the "Commitments".
 -----------

          "Commitment Percentage": as to any Lender at any time, its Acquisition
           ---------------------
Loan Commitment Percentage or its Term Loan Commitment Percentage, as the context shall require.

          "Commitment Period": the period from and including the date hereof to
           -----------------
but not including the Merger Date (or, if earlier, the date which is 180 days following the date hereof).

          "Commonly Controlled Entity": an entity, whether or not incorporated,
           --------------------------
which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

          "Consolidated Net Income" or "Consolidated Net Loss": for any fiscal
           -----------------------      ---------------------
period, the amount which, in conformity with GAAP, would be set forth opposite the caption "net income" (or any like caption) or "net loss" (or any like caption), as the case may be, on a consolidated statement of earnings of the Borrower and its Subsidiaries for such fiscal period.

          "Contractual Obligation": as to any Person, any provision of any
           ----------------------
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Credit Documents": this Agreement, the Notes, the Security Documents,
           ----------------
the Premisys Escrow Agreement, the License Letters, the Capital Call Agreements and the Assignment of Capital Call Rights.

          "Credit Parties": each of (a) the Borrower and each Subsidiary of the
           --------------
Borrower which is a party to a Credit Document, (b) prior to the Reorganization Date, Zhone and (c) from and after the Merger Date, Premisys.

          "Default": any of the events specified in Section 9, whether or not
           -------
any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Dollars" and "$": dollars in lawful currency of the United States of
           -------       -
America.

          "Domestic Subsidiary": any Subsidiary of the Borrower organized under
           -------------------
the laws of any jurisdiction within the United States.

          "EBITDA" for any period, the Consolidated Net Income or Consolidated
           ------
Net Loss, as the case may be, for such period, after restoring thereto amounts deducted for (a) depreciation and amortization (including write-offs or write-downs of amortizable and depreciable items) for such period, (b) the amount of interest expense of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period on the aggregate principal amount of their consolidated Indebtedness, (c) the amount of tax expense of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period, (d) non-cash write-offs of acquired in-process research and development expenses for such period and (e) non-cash restructuring charges and reserves for such period.

          "Environmental Laws": any and all foreign, Federal, state, local or
           ------------------
municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

          "ERISA": the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "Eurocurrency Reserve Requirements": for any day as applied to a
           ---------------------------------
Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

          "Eurodollar Base Rate": the rate per annum determined by the
           --------------------
Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period (as specified in the applicable Notice of Borrowing) by reference to the "British Bankers' Association Interest Settlement Rates" for deposits in Dollars (as set forth by any service selected by the Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period (rounded, if necessary, upward to the nearest whole multiple of 1/16th of 1%); provided that, to the extent that an interest rate is not
               --------
ascertainable pursuant to the foregoing provisions of this definition, the "Eurodollar Base Rate" shall be the interest rate per annum determined by the Administrative Agent to be the average (rounded, if necessary, upward to the nearest whole multiple of 1/16th of 1% per annum, if such average is not such a multiple) of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by Credit Suisse First Boston at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period.

          "Eurodollar Loans": Loans the rate of interest applicable to which is
           ----------------
based upon the Eurodollar Rate.

          "Eurodollar Rate": with respect to each day during each Interest
           ---------------
Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                             Eurodollar Base Rate
                   ---------------------------------------
                   1.00 - Eurocurrency Reserve Requirements

          "Event of Default": any of the events specified in Section 9, provided
           ----------------                                             --------
that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Excess Cash Flow": for any fiscal year of the Borrower, EBITDA of the
           ----------------
Borrower for such fiscal year, minus (without duplication) (a) the sum of (i)
                               -----
the aggregate amount of expenditures during such fiscal year in respect of the purchase or other acquisition by the Borrower and its Subsidiaries of fixed or capital assets, (ii) any increase in Net Working Capital during such fiscal year, (iii) the aggregate amount of cash income taxes paid by the Borrower and its Subsidiaries during such fiscal year (including, without limitation, the aggregate amount paid in cash during such fiscal year to Affiliates in reliance upon the provisions of the proviso to subsection 8.8), (iv) the aggregate amount of interest expense of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such fiscal year on the aggregate principal amount of their consolidated Indebtedness and (v) all prepayments of the Term Loans (but not the Acquisition Loans) during such fiscal year plus (b) decreases in Net Working Capital during such fiscal year. As used
     ----
in this definition, the term "Net Working Capital" shall mean, at any date, the
                              -------------------
amount equal to the current assets of the Borrower and its Subsidiaries at such date (as determined on a consolidated basis in accordance with GAAP) minus current liabilities of the Borrower and its Subsidiaries at such date (as determined on a consolidated basis in accordance with GAAP). Notwithstanding anything to the contrary contained herein, for purposes of calculating Excess Cash Flow, "EBITDA" shall not include the proceeds of asset sales permitted by
Section 8.6(i) to the extent that the net proceeds received by the Borrower and its Subsidiaries since the Closing Date on account thereof does not exceed $18,000,000 in the aggregate.

          "Federal Funds Effective Rate" shall mean, for any day, the weighted
           ----------------------------
average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

          "Financing Lease": any lease of property, real or personal, the
           ---------------
obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

          "Foreign Pledge Agreement": each pledge agreement (or analogous
           ------------------------
document), which pledge agreement (or analogous document) shall be in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which the Borrower or any of its Domestic Subsidiaries purports to grant a Lien on all or any portion of the Capital Stock of any Foreign Subsidiary, as the same may be amended, supplemented or otherwise modified from time to time.

          "Foreign Subsidiary": any Subsidiary of the Borrower organized under
           ------------------
the laws of any jurisdiction outside the United States of America.

          "GAAP": generally accepted accounting principles in the United States
           ----
of America as in effect from time to time; provided that, for purposes of
                                           --------
determining compliance with the provisions of subsection 8.1, "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect on June 25, 1999.

          "Governmental Authority": any nation or government, any state or other
           ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Granting Lender":  as defined in subsection 11.7(h).
           ---------------

          "Guarantee Obligation": as to any Person (the "guaranteeing person"),
           --------------------                          -------------------
any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary
                                                           -------
obligations") of any other third Person (the "primary obligor") in any manner,
-----------                                   ---------------
whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term
                                            --------  -------
Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

          "Guarantor": each Person who guarantees the obligations of the
           ---------
Borrower under this Agreement (including, without limitation, after the Merger Date and subject to Section 7.10, each Domestic Subsidiary of the Borrower).

          "Indebtedness": of any Person at any date, (a) all indebtedness of
           ------------
such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases,
(d) all obligations of such Person in respect of acceptances issued or created for the account of such Person and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

          "Initial Collateral Agreement": the Guarantee and Collateral
           ----------------------------
Agreement, substantially in the form of Exhibit D-1 hereto, made by Zhone and certain of its Subsidiaries in favor of the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "Insolvency": with respect to any Multiemployer Plan, the condition
           ----------
that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent":  pertaining to a condition of Insolvency.
           ---------

          "Interest Expense": for any period, the amount equal to the interest
           ----------------
expense (both expensed and capitalized) of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period on the aggregate principal amount of their consolidated Indebtedness.

          "Interest Payment Date": (a) as to any ABR Loan, the last Business Day
           ---------------------
of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period (or, if such day is not a Business Day, the next succeeding Business Day) and the last day of such Interest Period.

          "Interest Period": with respect to any Eurodollar Loan: (a) initially,
           ---------------
the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three, six or (if available to all Lenders) nine months thereafter, as selected by the Borrower in its Notice of Borrowing given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six or (if available to all Lenders) nine months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

provided that, all of the foregoing provisions relating to Interest Periods are
--------
subject to the following:

               (1) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (2) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date;

               (3) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

               (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan; and

               (5) no Interest Period applicable to an Acquisition Loan shall be longer than one month.

          "Investors":  the collective reference to the Persons (other than
           ---------
Zhone) who are parties to the Capital Call Agreements; each, an "Investor."
                                                                 ---------
          "LegacyCo": as defined in the recitals hereto.
           --------

          "LegacyCo Cash Collateral Agreement": the Cash Collateral Agreement,
           ----------------------------------
substantially in the form of Exhibit G, made by LegacyCo in favor of the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "Lenders": the collective reference to the Acquisition Lenders and the
           -------
Term Loan Lenders.

          "License Letter": a letter agreement, substantially in the form of
           --------------
Exhibit I hereto, duly executed and delivered by each Affiliate of the Borrower in accordance with the provisions of subsection 8.6(f).

          "Lien": any mortgage, pledge, hypothecation, assignment, deposit
           ----
arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

          "Loan": any Acquisition Loan or any Term Loan, as the context shall
           ----
require.

          "Majority Lenders": at any time, Lenders having Commitment Percentages
           ----------------
which aggregate more than 50% of the sum of the Aggregate Term Loan Commitment then in effect (or, after the Term Loan Borrowing Date, the aggregate outstanding principal amount of Term Loans), the portion of the Aggregate Acquisition Loan Commitment which remains unutilized and the aggregate outstanding principal amount of Acquisition Loans.

          "Material Adverse Effect": a material adverse effect upon (a) the
           -----------------------
consummation of the Transaction, (b) the business, assets, property or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole,
(c) the validity or enforceability of any of the Credit Documents or the rights and remedies of the Administrative Agent and the Lenders thereunder, (d) prior to the Collateral Substitution Date, the right or ability of the Administrative Agent to draw upon the Assigned Interests or (e) prior to the Collateral Substitution Date, the ability of any Investor to perform its respective obligations under the Capital Call Agreement provided by it, unless another Investor shall have assumed the obligations of the relevant Investor under the Capital Call Agreement to which it is a party pursuant to documentation which is in form and substance reasonably satisfactory to the Administrative Agent.

          "Material Environmental Amount": an amount payable by the Borrower
           -----------------------------
and/or its Subsidiaries in excess of $500,000 for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

          "Materials of Environmental Concern": any gasoline or petroleum
           ----------------------------------
(including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Maturity Date": November 28, 2004.
           -------------

          "Merger":  as defined in the recitals hereto.
           ------

          "Merger Agreement":  as defined in the recitals hereto.
           ----------------

          "Merger Date":  the date upon which the Merger is consummated.
           -----------

          "Multiemployer Plan":  a Plan which is a multiemployer plan as defined
           ------------------
in Section 4001(a)(3) of ERISA.

          "Net Proceeds": with respect to any Net Proceeds Event, (a) the gross
           ------------
cash consideration, and all cash proceeds (as and when received) of non-cash consideration (including, without limitation, any such cash proceeds in the nature of principal and interest payments on account of promissory notes or similar obligations), received by Zhone and its Subsidiaries in connection with such Net Proceeds Event, minus (b) the sum, without duplication, of (i) any taxes which are paid or actually payable to any federal, state, local or foreign taxing authority by the Borrower and its Subsidiaries and are directly attributable to the receipt of such Net Proceeds, (ii) the amount of fees and commissions (including reasonable investment banking fees payable to Persons other than Affiliates of the Borrower), legal, accounting, consulting, survey, title and recording tax expenses and other costs and expenses directly incident to such Net Proceeds Event which are paid or payable by the Borrower and its Subsidiaries, (iii) the amount of such net cash proceeds which are attributable to (and payable to) minority interests, (iv) the amount of any reserve reasonably maintained by the Borrower and its Subsidiaries with respect to indemnification obligations owing pursuant to the definitive documentation pursuant to which the Net Proceeds Event is consummated (with any unused portion of such reserve to constitute Net Proceeds on the date upon which the indemnification obligations terminate) and (v) the amount of Indebtedness (other than intercompany Indebtedness), if any, which is required to be repaid at the time or as a result of such Net Proceeds Event out of the proceeds thereof.

          "Net Proceeds Event": (a) the incurrence by the Borrower or any of its
           ------------------
Subsidiaries of any Indebtedness (other than Indebtedness permitted pursuant to subsection 9.2, as in effect on the date hereof); (b) the issuance or sale of any equity securities by Zhone, the Borrower or any of its Subsidiaries to any Person (other than any proceeds of capital calls made pursuant to the Stock Purchase Agreements) in (in the case of Zhone only) a public or other widely distributed offering, other than (i) in the case of the Borrower or any of its Subsidiaries, the issuance or sale of any such equity securities to the Borrower or any of its Subsidiaries, (ii) the issuance of Capital Stock upon the sale or exercise of stock options, (iii) the issuance and sale of Capital Stock under employee stock purchase plans, (iv) the issuance and sale of Capital Stock and/or stock options under employee stock ownership and incentive plans and similar programs or individual arrangements; provided that any issuance or sale of equity securities by Zhone which is consummated on or after the Collateral Substitution Date shall be deemed not to constitute a "Net Proceeds Event"; (c) the sale, transfer or other disposition by the Borrower or any of its Subsidiaries of any real or personal, tangible or intangible, property (including, without limitation, any Capital Stock, but other than (x) inventory sold, transferred or otherwise disposed of in the ordinary course of business or pursuant to the Asset Transfer, (y) other inventory sold in reliance upon the provisions of subsection 8.6(h) and (z) manufacturing assets sold in reliance upon the provisions of subsection 8.6(i)) of the Borrower or such Subsidiary to any Person (other than to the Borrower or any of its Subsidiaries); and (d) the recovery by the Borrower of amounts owing to it under property insurance policies.

          "Non-Excluded Taxes":  as defined in subsection 4.14(a).
           ------------------

          "Note":  an Acquisition Note or a Term Loan Note, as the context shall
           ----
require; collectively, the "Notes."
                            -----

          "Notice of Borrowing": with respect to (a) any borrowing of Loans, a
           -------------------
Notice of Borrowing (Drawings), substantially in the form of Exhibit K-1, (b) any continuation of Eurodollar Loans, a Notice of Borrowing (Continuations), substantially in the form of Exhibit K-2 and (c) any conversion from or to Eurodollar Loans, a Notice of Borrowing (Conversions), substantially in the form of Exhibit K-3 hereto.

          "Offer to Purchase": the Offer to Purchase, dated as of October 27,
           -----------------
1999, of AcquisitionCo relating to the Tender Offer, as amended, supplemented or modified to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms hereof;

          "Participant":  as defined in subsection 11.7(b).
           -----------

          "PBGC":  the Pension Benefit Guaranty Corporation established pursuant
           ----
to Subtitle A of Title IV of ERISA.

          "Person": an individual, partnership, corporation, business trust,
           ------
joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan": at a particular time, any employee benefit plan which is
           ----
covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Premisys":  as defined in the recitals hereto.
           --------

          "Premisys Escrow Agreement": the Escrow Agreement, substantially in
           -------------------------
the form of Exhibit E hereto, among Premisys, the Administrative Agent and Credit Suisse First Boston (as escrow agent), as the same may be amended, supplemented or otherwise modified from time to time.

          "Prime Rate" shall mean the rate of interest per annum publicly
           ----------
announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City.

          "Properties":  as defined in subsection 5.15(a).
           ----------

          "Register":  as defined in subsection 11.7(d).
           --------

          "Regulation U":  Regulation U of the Board of Governors of the Federal
           ------------
Reserve System as in effect from time to time.

          "Reorganization": with respect to any Multiemployer Plan, the
           --------------
condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reorganization Date": the date upon which the Term Loans are assumed
           -------------------
by LegacyCo pursuant to the Asset Transfer and in accordance with the provisions of subsection 8.17 hereof.

          "Reportable Event": any of the events set forth in Section 4043(b) of
           ----------------
ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. (S) 2615.

          "Requirement of Law": as to any Person, the Certificate of
           ------------------
Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer": the chief executive officer and the president
           -------------------
of the Borrower or, with respect to financial matters, the chief financial officer of the Borrower.

          "Security Documents": the collective reference to: (a) at any date
           ------------------
prior to the Reorganization Date, the AcquisitionCo Cash Collateral Agreement, the Initial Collateral Agreement and any Foreign Pledge Agreements; or (b) at any date which is on or after the Reorganization Date, the Subsequent Collateral Agreement, the LegacyCo Cash Collateral Agreement and any Foreign Pledge Agreements.

          "Shares":  as defined in the recitals hereto.
           ------

          "Single Employer Plan":  any Plan which is covered by Title IV of
           --------------------
ERISA, but which is not a Multiemployer Plan.

          "SPC":  as defined in subsection 11.7(h).
           ---

          "Stock Purchase Agreements":  as defined in the Assignment of Capital
           -------------------------
Call Rights.

          "Subsequent Collateral Agreement": the Guarantee and Collateral
           -------------------------------
Agreement, substantially in the form of Exhibit F, made by Premisys and certain of its Subsidiaries in favor of the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "Subsidiary": as to any Person, a corporation, partnership or other
           ----------
entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower. For purposes hereof, a Subsidiary shall be deemed to be "wholly owned" by the Borrower despite the ownership by a third-party of a de minimis amount of shares of such Subsidiary in order to comply with local Requirements of Law (such as directors' qualifying shares or ownership by a local resident).

          "Substitute Collateral":  as defined in subsection 11.2(c).
           ---------------------

          "Tender Offer":  as defined in the recitals hereto.
           ------------

          "Tender Offer Documents" shall be the collective reference to (a) the
           ----------------------
tender offer statement on Schedule 14D-1, dated October 27, 1999, filed by AcquisitionCo with the SEC pursuant to Section 14(d)(1) of the Exchange Act, together with all exhibits thereto, including the Offer to Purchase, the solicitation/recommendation statement on Schedule 14D-9, dated October 27, 1999, filed by Premisys pursuant to Section 14(d)(4) of the Exchange Act, in each case, as amended, supplemented or otherwise modified from time to time, and (b) the Offer to Purchase.

          "Tendered Shares":  as defined in the recitals hereto.
           ---------------

          "Term Loan Borrowing Date":  as defined in Section 2.1.
           ------------------------

          "Term Loan Commitment": as to any Term Loan Lender, its obligation to
           --------------------
make its Term Loan to the Borrower hereunder in an aggregate principal amount not to exceed the amount set forth opposite such Term Loan Lender's name on
Schedule I under the heading "Term Loan Commitment".

          "Term Loan Commitment Percentage": as to any Term Loan Lender at any
           -------------------------------
time, the percentage which such Term Loan Lender's Term Loan Commitment then constitutes of the Aggregate Term Loan Commitment (or, at any time after the Term Loan Borrowing Date, the percentage which the aggregate principal amount of such Term Loan Lender's Term Loans then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding).

          "Term Loan Lender": each bank or other financial institution holding a
           ----------------
Term Loan Commitment hereunder (or, after the Term Loan Borrowing Date and subject to the provisions of subsection 11.7(d), holding any Term Loans hereunder); collectively, the "Term Loan Lenders".
                               -----------------

          "Term Loan":  as defined in subsection 2.1.
           ---------

          "Term Loan Note":  as defined in subsection 4.1(e).
           --------------

          "Tranche": the collective reference to Eurodollar Loans the then
           -------
current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day); Tranches may be identified as "Eurodollar Tranches".
                                                      -------------------

          "Transaction":  as defined in the recitals hereto.
           -----------

          "Transferee":  as defined in subsection 11.7(h).
           ----------

          "Type":  as to any Loan, its nature as an ABR Loan or a Eurodollar
           ----
Loan.

          "Uniform Customs": the Uniform Customs and Practice for Documentary
           ---------------
Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

          "Zhone":  as defined in the recitals hereto.
           -----

          "Zhone Subordinated Note": the subordinated promissory note,
           -----------------------
substantially in the form of Exhibit L, evidencing certain Indebtedness owing by AcquisitionCo (or, after the Merger Date, Premisys) to Zhone, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

          1.2    Other Definitional Provisions. (a) Unless otherwise specified
                 -----------------------------
therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes or any certificate or other document made or delivered pursuant hereto.

          (b) As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

             SECTION 2.  AMOUNT AND TERMS OF TERM LOAN COMMITMENTS

          2.1    Term Loans. Subject to the terms and conditions hereof, each
                 ----------
Term Lender severally agrees to make a term loan (a "Term Loan") to the Borrower
                                                     ---------
on any single date (the "Term Loan Borrowing Date") during the period from the
                         ------------------------
Closing Date through and including the Merger Date (and, in any event, on or prior to February 15, 2000) in an amount not to exceed the amount of the Term Loan Commitment of such Term Loan Lender then in effect. The Term Loans may from time to time be (a) Eurodollar Loans, (b) ABR Loans or (c) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 2.2 and 4.6.

          2.2    Procedure for Term Loan Borrowing. The Borrower shall give the
                 ---------------------------------
Administrative Agent its irrevocable Notice of Borrowing (which notice must be received by the Administrative Agent prior to 1:00 P.M., New York City time, (a) three Business Days prior to the Term Loan Borrowing Date, if all or any part of the requested Term Loans are to be initially Eurodollar Loans or (b) one Business Day prior to the Term Loan Borrowing Date, otherwise) requesting that the Term Loan Lenders make the Term Loans on the Term Loan Borrowing Date and specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date,
(iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Type of Loan and the length of the initial Interest Period therefor. Upon receipt of such Notice of Borrowing, the Administrative Agent shall promptly notify each Term Loan Lender thereof. Each Term Loan Lender will make the amount of its pro rata share of the Term Loans available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 11.3 prior to 11:00 A.M., New York City time, on the Term Loan Borrowing Date in funds immediately available to the Administrative Agent. Such Term Loans will then be made available to the Borrower by the Administrative Agent transferring to the account directed by the Borrower (which account need not be maintained by the Administrative Agent) with the aggregate of the amounts made available to the Administrative Agent by the Term Loan Lenders and in like funds as received by the Administrative Agent.

          2.3  Amortization of Term Loans.  (a)  The Borrower shall repay the
               --------------------------
Term Loans on each date set forth below (or, if such date is not a Business Day, on the immediately preceding Business Day) by the percentage of the aggregate principal amount of Term Loans borrowed on the Term Loan Borrowing Date as set forth below:

============================================================================
         Date                                 Amount
  December 31, 1999                                           $            0
----------------------    --------------------------------------------------
    March 31, 2000                                                         0

    June 30, 2000                                                          0

  September 30, 2000                                                    5.00%

  December 31, 2000                                                     5.00%
----------------------    --------------------------------------------------
    March 31, 2001                                                      3.75%

    June 30, 2001                                                       3.75%

  September 30, 2001                                                    3.75%

  December 31, 2001                                                     3.75%
----------------------    --------------------------------------------------
    March 31, 2002                                                      6.25%

    June 30, 2002                                                       6.25%

  September 30, 2002                                                    6.25%

  December 31, 2002                                                     6.25%
----------------------    --------------------------------------------------

----------------------    --------------------------------------------------
    March 31, 2003                                                      6.25%

    June 30, 2003                                                       6.25%

  September 30, 2003                                                    6.25%

  December 31, 2003                                                     6.25%
----------------------    --------------------------------------------------
    March 31, 2004                                                      6.25%

    June 30, 2004                                                       6.25%

  September 30, 2004                                                    6.25%
============================================================================

          (b) The Borrower shall repay any then-outstanding Term Loans on the Maturity Date.

          2.4  Use of Proceeds of Term Loans. The proceeds of the Term Loans
               ------------------------------
shall be utilized by the Borrower only (a) to finance a portion of the consideration paid to tendering shareholders of Premisys on account of the Tendered Shares or otherwise to acquire Shares, (b) to refinance any such consideration which is paid out of equity of the Borrower or with the proceeds of loans from Zhone and (c) to pay any fees and expenses relating to the Transaction.

     SECTION 3  AMOUNT AND TERMS OF ACQUISITION LOAN COMMITMENTS

          3.1  Acquisition Term Loans.  Subject to the terms and conditions
               ----------------------
hereof, each Acquisition Lender severally agrees to make term loans (each, an "Acquisition Loan") to the Borrower from time to time during the Commitment
-----------------
Period in an aggregate principal amount not to exceed the amount of the Acquisition Loan Commitment of such Acquisition Lender then in effect. The Acquisition Loans may from time to time be (a) Eurodollar Loans, (b) ABR Loans or (c) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 3.2 and 4.6.

          3.2  Procedure for Acquisition Loan Borrowing.  (a)  The Borrower may
               ----------------------------------------
borrow under the Aggregate Acquisition Loan Commitment during the Commitment Period on any Business Day, provided that the Borrower shall give the
                            --------
Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 1:00 P.M., New York City time, (x) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Acquisition Loans are to be initially Eurodollar Loans or (y) one Business Day prior to the requested Borrowing Date, otherwise), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Type of Loan and the length of the initial Interest Period therefor. Each borrowing under the Aggregate Acquisition Loan Commitment shall be in an amount equal to $2,000,000 or a whole multiple of $1,000,000 in excess thereof (or, in the case of borrowings of ABR Loans when the then unutilized amount of the Aggregate Acquisition Loan Commitment is less than $2,000,000, such lesser amount). Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Acquisition Lender thereof. Each

Acquisition Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 11.3 prior to 11:00 A.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Acquisition Lenders and in like funds as received by the Administrative Agent.

          (b) Notwithstanding anything to the contrary contained herein, (i) the Borrower may make not more than six borrowings under the Aggregate Acquisition Loan Commitments and (ii) the Borrower may only borrow Acquisition Loans on any day to the extent necessary to pay obligations described in subsection 3.4 which are then due and payable.

          3.3  Maturity of Acquisition Loans.  The Acquisition Loans shall be
               -----------------------------
due and payable in a single installment on the Merger Date.

          3.4  Use of Proceeds of Acquisition Loans.  The proceeds of the
               ------------------------------------
Acquisition Loans shall be utilized by the Borrower only (a) to finance the purchase of Shares (including shares which are issued pursuant to the Company Option Agreement described in the Merger Agreement), (b) to pay any fees and expenses relating to the Transaction and (c) to finance interest payable on account of the Loans.

     SECTION 4.  PROVISIONS RELATING TO THE LOANS; FEES AND PAYMENTS

          4.1  Repayment of Loans; Evidence of Debt.  (a) The Borrower hereby
               ------------------------------------
unconditionally promises to pay to the Administrative Agent for the account of each applicable Lender:

          (i) the then unpaid principal amount of each Term Loan of each Term Loan Lender on the dates and in the amounts set forth in subsection 2.3 (or the then unpaid principal amount of such Term Loan, on any earlier date that the Term Loans become due and payable pursuant to Section 9); and

          (ii) the then unpaid principal amount of the Acquisition Loan of each Acquisition Lender on the Merger Date (or on any earlier date that the Acquisition Loans become due and payable pursuant to Section 9).

          The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.8.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (c) the Administrative Agent shall maintain the Register pursuant to subsection 11.7(d), and a subaccount therein for each Lender, in which shall be recorded

     (i) the amount of each Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each applicable Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 4.1(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the
                        ----- -----
     obligations of the Borrower therein recorded; provided, however, that the
                                                   --------  -------
     failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

          (e) The Borrower agrees that, upon request of any Lender through the Administrative Agent, the Borrower will execute and deliver to such Lender
     (i) in the case of a Term Loan Lender, a promissory note of the Borrower evidencing the Term Loan of such Term Loan Lender, substantially in the form of Exhibit A with appropriate insertions as to date and principal amount (a "Term Loan Note") and (ii) in the case of an Acquisition Lender,
                --------------
     a promissory note of the Borrower evidencing the Acquisition Loans of such Acquisition Lender, substantially in the form of Exhibit B with appropriate insertions as to date and principal amount (an "Acquisition Note").
                                                     ----------------

          4.2  Commitment Fee.  The Borrower agrees to pay to the Administrative
               --------------
Agent for the account of each Lender a commitment fee for the period from and including the date upon which this Agreement shall be executed and delivered by each of the parties hereto to and including the Merger Date, computed at the rate equal to 3/8 of 1% per annum on the average daily amount of the unutilized portion of the Acquisition Loan Commitment and the Term Loan Commitment then in effect for such Lender during the period for which payment is made. Such commitment fee shall be payable quarterly, in arrears, on the last Business Day of each March, June, September and December and on the Merger Date or such earlier date as the Aggregate Acquisition Loan Commitment shall terminate as provided herein.

          4.3  Optional Prepayments.  The Borrower may at any time and from time
               --------------------
to time prepay the Acquisition Loans or (if no Acquisition Loans are then outstanding) the Term Loans, in whole or in part, without premium or penalty, upon at least three Business Days' (or, in the case of prepayments of ABR Loans, one Business Day's) irrevocable notice to the Administrative Agent (which notice must be received by the Administrative Agent prior to 1:00 P.M., New York City time, on the date upon which such notice is due), specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice, the Administrative Agent shall promptly notify each affected Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 4.15 and accrued interest to such date on the amount prepaid. Partial prepayments of the Term Loans shall be applied to the remaining installments of principal thereof in such order as the Borrower shall specify. Amounts prepaid on account of the Loans may not be reborrowed. Partial prepayments shall be in an aggregate principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof.

          4.4  Optional Termination or Reduction of Aggregate Acquisition Loan
               ---------------------------------------------------------------
Commitment.  The Borrower shall have the right, upon not less than five Business
----------
Days' notice to the Administrative Agent, to terminate or, from time to time, reduce the unutilized portion of the Aggregate Acquisition Loan Commitment. Any such reduction shall be in an amount equal to $2,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the Aggregate Acquisition Loan Commitment then in effect.

          4.5  Mandatory Prepayments.  (a)  The Borrower shall, as promptly as
               ---------------------
is practicable (and, in any event, within one Business Day following the receipt thereof), repay the Loans by the amount equal to the aggregate amount of Net Proceeds received from any Net Proceeds Event; provided that no such repayment
                                               --------
and reduction shall be due pursuant to this subsection 4.5(a) with respect to any Net Proceeds Event on account of the recovery by the Borrower of amounts owing to it under property insurance policies, except to the extent that either
(i) such recoveries exceed the reasonably estimated cost of replacing the property on account of which such amounts were paid to the Borrower and its Subsidiaries or (ii) the Borrower and its Subsidiaries are not diligently proceeding with such replacement. Any payments of the Loans made pursuant to this subsection 4.5(a) shall be applied, first, to the prepayment of the Acquisition Loans and, second, to the prepayment of the Term Loans, with such prepayment of the Term Loans being applied ratably to the remaining installments thereof. Unless the Borrower otherwise elects, the application of prepayments made pursuant to this subsection 4.5(a) shall be made, first, to ABR Loans and, second, to Eurodollar Loans. Amounts prepaid on account of the Loans may not be reborrowed.

          (b) The Borrower shall, immediately upon receipt thereof, repay the Loans by the amount equal to 100% of the gross proceeds received by it on account of capital calls under the Capital Call Agreements. Any payments of the Loans made pursuant to this subsection 4.5(b) shall be applied in such manner as the Administrative Agent shall elect.

          4.6  Conversion and Continuation Options. (a)  The Borrower may elect
               -----------------------------------
from time to time to convert Eurodollar Loans to ABR Loans by delivering to the Administrative Agent an irrevocable Notice of Borrowing (Conversion) by 1:00 P.M., New York City time, at least one Business Day prior to the requested date of conversion; provided that any such conversion of Eurodollar Loans may only be
               --------
made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by delivering to the Administrative Agent an irrevocable Notice of Borrowing by 1:00 P.M., New York City time, at least three Business Days' prior to the requested conversion date. Any such Notice of Borrowing (Conversion) with respect to a conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such Notice of Borrowing (Conversion), the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, provided that (i) no Loan may be
                                           --------
converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Lenders have determined that such a conversion is not appropriate and (ii) no Term Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Maturity Date.

          (i) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower delivering to the Administrative Agent an irrevocable Notice of Borrowing (Continuation), in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, setting forth (among other things) the length of the next Interest Period to be applicable to such Loans, provided that (i) no Loan may be continued as a Eurodollar Loan when
            --------
     any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Lenders have determined that such a continuation is not appropriate and (ii) no Term Loan may be continued as a Eurodollar Loan after the date that is one month prior to the Maturity Date and provided, further, that if the Borrower shall fail to give such notice or
     --------  -------
     if such continuation is not permitted such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period. Upon receipt of any such Notice of Borrowing (Continuation), the Administrative Agent shall promptly notify each Lender thereof.

          4.7  Minimum Amounts and Maximum Number of Tranches.  All borrowings,
               ----------------------------------------------
conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Eurodollar Tranche shall be equal to $2,000,000 or a whole multiple of $1,000,000 in excess thereof. In no event shall there be more than 6 (or, prior to the Merger Date, 8) Eurodollar Tranches outstanding at any time.

          4.8  Interest Rates and Payment Dates.  (a)  Each Eurodollar Loan
               --------------------------------
shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin with respect thereto.

          (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin with respect thereto.

          (c) If all or a portion of (i) any principal of any Loan, (ii) any interest payable thereon, (iii) any commitment fee or (iv) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), the principal of the Loans and any such overdue interest, commitment fee or other amount shall bear interest at a rate per annum which is (x) in the case of principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of any such overdue interest, commitment fee or other amount, the rate described in paragraph (b) of this subsection plus 2%, in each case from the date of such non-payment until such overdue principal, interest, commitment fee or other amount is paid in full (as well after as before judgment).

          (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this
           --------
     subsection shall be payable from time to time on demand.

          4.9  Computation of Interest and Fees.  (a)  Commitment fees and,
               --------------------------------
whenever it is calculated on the basis of the Prime Rate, interest shall be calculated on the basis of a 365- (or

366-, as the case may be) day year for the actual days elapsed; and, otherwise, interest shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the affected Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the affected Lenders of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest or demonstrable error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to subsection 4.9(a).

          4.10 Inability to Determine Interest Rate.  If prior to the first day
               ------------------------------------
of any Interest Period:

          (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

          (b) the Administrative Agent shall have received notice from the Lenders holding 66-2/3% of the Loans to which such Interest Period is applicable that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, then the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the affected Lenders as soon as practicable thereafter.
     If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans under such Commitments shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

          4.11 Pro Rata Treatment and Payments.  (a)  Each borrowing by the
               -------------------------------
     Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee hereunder and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective relevant Commitment Percentages of the Lenders holding obligations in respect of which such amounts were paid. Each payment (including each prepayment) by the Borrower on account of principal of and (subject to the provisions of subsection 4.12) interest on the Loans shall be made pro rata according to the respective outstanding principal amounts of such Loans then held by the Lenders.

     Except as otherwise set forth herein, all payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the applicable Lenders, at the Administrative Agent's office specified in subsection 11.3, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders holding obligations on account of which such amounts were paid promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its relevant Commitment Percentage of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection 4.11 shall be conclusive in the absence of manifest or demonstrable error. If such Lender's relevant Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder, on demand, from the Borrower.

          (c) Notwithstanding anything to the contrary contained herein, in the event that the Administrative Agent shall make any payment to a Lender on account of amounts owing to such Lender by the Borrower hereunder and the Administrative Agent either (i) shall not receive the corresponding amount from the Borrower or (ii) shall be required to return such amount to the Borrower, such Lender shall (upon the request of the Administrative Agent) promptly return to the Administrative Agent the amount of such payment.

          4.12 Illegality.  Notwithstanding any other provision herein, if the
               ----------
adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 4.15.

          4.13  Requirements of Law.  (a)  If the adoption of or any change in
                -------------------
any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by subsection 4.14 and changes in the rate of tax on the overall net income of such Lender);

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

          (iii) shall impose on such Lender any other condition; and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable.

          (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          (c) If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest or demonstrable error. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          4.14 Taxes.  (a)  All payments made by the Borrower under this
               -----
Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts
               ------------------
payable to the Administrative Agent or any Lender hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to
           --------  -------
increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this subsection. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

               (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

               (i) deliver to the Borrower and the Administrative Agent (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

               (ii) deliver to the Borrower and the Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

               (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent; unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to subsection
     11.7 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this subsection, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

          4.15  Indemnity.  The Borrower agrees to indemnify each Lender and to
                ---------
hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          4.16  Certain Fees.  The Borrower agrees to pay to the Administrative
                ------------
Agent, for its own account, a non-refundable administration's fee in an amount previously agreed to with the Administrative Agent, payable in the manner and on the dates so previously agreed.

          4.17  Change of Lending Office.  Each Lender agrees that if it makes
                ------------------------
any demand for payment under subsection 4.13 or 4.14(a), or if any adoption or change of the type described in subsection 4.13 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under subsection 4.13 or 4.14(a), or would eliminate or reduce the effect of any adoption or change described in subsection 4.12.

                   SECTION 5  REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans, the Borrower hereby represents and warrants to the Administrative Agent and each Lender (on the date of each borrowing hereunder and on the Reorganization Date, with LegacyCo being deemed to be the "Borrower" on the Reorganization Date) that:

          5.1  Financial Condition.  (a)  The audited consolidated balance
               -------------------
sheets of Premisys as at June 25, 1999 and June 26, 1998, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from PricewaterhouseCoopers LLP, present fairly the consolidated financial condition of Premisys as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of Premisys as at September 24, 1999, and the related unaudited consolidated statements of income and cash flows for the three-month period ended on such date, present fairly the consolidated financial condition of Premisys as at such date, and the consolidated results of its operations and its consolidated cash flows for the three- month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). The Borrower and its Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from June 25, 1999 to and including the Closing Date, there has been no sale, transfer or other disposition by Premisys of any material part of its business or property, other than the sales, transfers and other dispositions constituting the Transaction.

          (b) The unaudited pro forma consolidated balance sheet of Premisys as at each of June 25, 1999 and September 24, 1999, and the related unaudited consolidated statements of income and cash flows for the fiscal year or fiscal quarter (as the case may be) ended on each such date, present fairly the consolidated financial condition of Premisys as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal period then ended (subject to normal year-end audit adjustments, in the case of the financial statements as at September 24, 1999). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved and have been adjusted to reflect, on a pro forma basis, the financial performance and position only of the businesses which will comprise LegacyCo on the Reorganization Date.

          (c) The unaudited pro forma consolidated balance sheet (including the notes thereto) as at September 24, 1999 of:

               (i) AcquisitionCo and its consolidated Subsidiaries, copies of which have heretofore been furnished to each Lender, has been prepared giving effect

          (as if such events had occurred on such date) to the consummation of the Tender Offer, the Merger and the Loans to be made hereunder on the Closing Date; and

               (ii) LegacyCo and its consolidated Subsidiaries, copies of which have heretofore been furnished to each Lender, have been prepared giving effect (as if such events had occurred on such date) to the consummation of the Transaction and the Loans to be made hereunder.

Each such pro forma consolidated balance sheet has been prepared based on the best information reasonably available to the Borrower as of the date of delivery thereof, and presents fairly on a pro forma basis the estimated financial position of Borrower and its consolidated Subsidiaries as at September 24, 1999, assuming that the events specified in the preceding sentence had actually occurred at such date.

          (d) The unaudited pro forma consolidated summary cash flow statement for the period of four consecutive fiscal quarters ended September 24, 1999 of LegacyCo and its consolidated Subsidiaries, copies of which have heretofore been furnished to each Lender, have been prepared giving effect (as if such events had occurred on such date) to the consummation of the Transaction and the Loans to be made hereunder. Such unaudited pro forma consolidated summary balance sheet has been prepared based on the best information reasonably available to the Borrower as of the date of delivery thereof, and presents fairly on a pro forma basis the estimated cash flow results of LegacyCo and its consolidated Subsidiaries for the period ended September 24, 1999, assuming that the events specified in the preceding sentence had actually occurred at the first day of such period. Such unaudited pro forma consolidated summary cash flow statement demonstrates that LegacyCo would have had positive cash flow (after, among other things, the payment of debt service) if the Transaction had occurred on the first day of the period of four consecutive fiscal quarters ended September 24, 1999.

          5.2  No Change.  Since June 25, 1999, there has been no development or
               ---------
event which has had or could reasonably be expected to have a Material Adverse Effect (it being understood that the consummation of the Asset Transfer does not, in itself, constitute such a development or event).

          5.3  Corporate Existence; Compliance with Law.  Each of the Borrower
               ----------------------------------------
and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to so qualify could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          5.4  Corporate Power; Authorization; Enforceable Obligations.  Each
               -------------------------------------------------------
Credit Party has the corporate (or analogous) power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate (or analogous) action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. The Borrower has the corporate (or analogous) power and authority, and the legal right, to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement. To the best of the Borrower's knowledge, after reasonable inquiry, no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Credit Documents to which any Credit Party is a party. This Agreement has been, and each other Credit Document to which it is a party will be, duly executed and delivered on behalf of each Credit Party. This Agreement constitutes, and each other Credit Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of each Credit Party, enforceable against the Borrower or the relevant Subsidiary, as the case may be, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          5.5  No Legal Bar.  The execution, delivery and performance of each
               ------------
Credit Document, the incurrence or issuance of and use of the proceeds of the Loans and the transactions contemplated by the Credit Documents (a) will not violate any Requirement of Law or any Contractual Obligation applicable to or binding upon the Borrower or any of its Subsidiaries or any of their respective properties or assets, in any manner which could reasonably be expected to result in a Material Adverse Effect and (b) will not result in the creation or imposition of any Lien on any of its properties or assets pursuant to any Requirement of Law applicable to it, as the case may be, or any of its Contractual Obligations, except for the Liens arising under the Security Documents.

          5.6  No Material Litigation.  No litigation by, investigation by, or
               ----------------------
proceeding of or before any arbitrator or any Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (including after giving effect to the Tender Offer and Merger) (a) with respect to any Credit Document, the Loans made hereunder, the use of proceeds thereof and the other transactions contemplated hereby, (b) with respect to any Acquisition Document or any transactions contemplated thereby which affect any material provisions or any material transaction contemplated thereby or (c) which could reasonably be expected to have a Material Adverse Effect.

          5.7  No Default.  Neither the Borrower nor any of its Subsidiaries is
               ----------
in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          5.8  Ownership of Property; Liens.  The Borrower and each of its
               ----------------------------
Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by subsection 8.3.

          5.9  Intellectual Property. The Borrower and each of its Subsidiaries
               ---------------------
owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes material to the conduct of its business as currently conducted (the "Intellectual Property"). Except as set forth in Schedule 5.9, no
                ---------------------
claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any valid basis for any such claim. Except as set forth in Schedule 5.9, the use of such Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          5.10 No Burdensome Restrictions. No Requirement of Law or
               --------------------------
Contractual Obligation of the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

          5.11 Taxes. Each of the Borrower and its Subsidiaries has filed or
               -----
caused to be filed all tax returns (or has requested and has received extensions from the appropriate Governmental Authority) which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

          5.12 Federal Regulations. No part of the proceeds of any Loans will
               -------------------
be used for any purpose which violates, or would be inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

          5.13 ERISA. Neither a Reportable Event nor an "accumulated funding
               -----
deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

          5.14  Investment and Holding Company Status. Neither the Borrower nor
                -------------------------------------
any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          5.15  Environmental Matters.  Except to the extent that the facts and
                ---------------------
circumstances giving rise to all such failures to be so true and correct are not, in the aggregate, reasonably likely to result in the payment of a Material Environmental Amount:

          (a) The facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "Properties") do not contain, and
                                               ----------
     have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could reasonably be expected to give rise to liability under, any Environmental Law.

          (b) The Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries (the "Business") which could
                                                      --------
     materially interfere with the continued operation of the Properties or materially impair the fair saleable value thereof.

          (c) Neither the Borrower nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened.

          (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.

          (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably give rise to liability under Environmental Laws.

     (a)Each of the representations and warranties set forth in subsections 5.16(a) through (f) is true and correct with respect to each parcel of real property owned or operated by the Borrower or any of its Subsidiaries (other than the Properties).

          5.16  Security Documents. (a)  Upon execution and delivery thereof by
                ------------------
the parties thereto, each Security Document will be effective to create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and, when the actions specified each Security Document have been duly taken, the security interests granted pursuant thereto shall constitute a perfected first lien on, and security interest in, all right, title and interest of the pledgor party thereto in the Collateral described therein.

          (b) Upon execution and delivery thereof by the parties thereto, each Foreign Pledge Agreement will be effective to create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in not less than 65% of the Capital Stock of each Foreign Subsidiary which is directly owned by a Domestic Subsidiary and, when the actions (if any) specified in the legal opinion delivered in connection with such Foreign Pledge Agreement have been duly taken, the security interests granted pursuant thereto shall constitute a perfected first lien on, and security interest in, all right, title and interest of the pledgor party thereto in such Capital Stock.

          5.17  Acquisition Documents. The Administrative Agent and each Lender
                ---------------------
has received complete and correct copies of each of the Acquisition Documents (including, without limitation, all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. None of the Acquisition Documents will have been amended, supplemented or otherwise modified (including waivers) since the date hereof, except (a) amendments, supplements and other modifications (including waivers) to the Acquisition Documents which (i) do not increase the price paid for the Shares, (ii) do not affect the material conditions to AcquisitionCo's obligation to purchase the Shares (other than any waiver of the requirement that the Tendered Shares constitute at least 75% of the issued and outstanding Shares) and (iii) would not adversely affect the rights or interests of the Administrative Agent and the Lenders or (b) as approved by the Administrative Agent. Each Acquisition Document to which the Borrower or any of its Subsidiaries is a party has been duly executed and delivered by the Borrower or such Subsidiary, as the case may be, and to the best knowledge of the Borrower and each of its Subsidiaries, each Acquisition Document has been duly executed and delivered by the parties thereto other than the Borrower and its Subsidiaries, is in full force and effect and is enforceable against the parties thereto. The representations and warranties of the Borrower and each of its Subsidiaries contained in each Acquisition Document to which the Borrower or such Subsidiary, as the case may be, is a party were true and correct in all material respects on each date when made. To the knowledge of the Borrower and each of its Subsidiaries, the representations and warranties of each other party to each Acquisition Document contained therein were true and correct in all material respects on each date when made.

          5.18  Capital Call Obligations. To the best knowledge of the Borrower,
                ------------------------
(a) the Capital Call Agreement to which each Investor is a party remains in full force and effect and is enforceable against such Investor, (b) the Assignment of Capital Call Rights remains in full force and effect and is enforceable against Zhone and (c) after giving effect to the provisions of the Security Documents, the Administrative Agent has the right and ability to make capital calls upon the Investors with respect to the Assigned Interests without the consent of any Person at any time when an Event of Default is continuing; provided that the representations and warranties contained in this subsection 5.18 shall be made (or deemed made) by the Borrower only prior to the Collateral Substitution Date.

          5.19  Accuracy and Completeness of Information.  No information,
                ----------------------------------------
financial statement, report, certificate or other document prepared or furnished by or on behalf of any Credit Party to the Administrative Agent or any Lender in connection with this Agreement (including, without limitation, the materials furnished to the Lenders in connection with the syndication of the Commitments hereunder), any other Credit Document, or any of the Acquisition Documents (but excluding all projections and pro forma financial statements, which shall have been prepared in good faith and based upon reasonable assumptions) contains any untrue statement of a fact or omits to state any fact necessary to make the statements herein or therein not misleading in any material respect.

          5.20  Solvency.  Each Credit Party is, and after giving effect to the
                --------
Transaction and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent. For purposes of this subsection 5.20, the term "Solvent," when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any
(x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

                       SECTION 6.  CONDITIONS PRECEDENT

          6.1  Conditions to Initial Loans.  The agreement of each Lender to
               ---------------------------
make the initial Loans requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan (and, in any event, on or prior to December 31, 1999), of the following conditions precedent:

          (a)  Credit Documents.  The Administrative Agent shall have
               ----------------
     received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower, (ii) each of the Security Documents contemplated by the definition of such term to be in effect on the Closing Date and (iii) the Premisys Escrow Agreement, each executed and delivered by a duly authorized officer of the parties thereto.

               (b)  Related Agreements. The Administrative Agent shall have
                    ------------------
received, with a copy for each Lender, true and correct copies, certified as to authenticity by the Borrower, of (i) each of the Acquisition Documents and (ii) such other documents or instruments as may be reasonably requested by the Administrative Agent.

               (c)  Corporate Matters regarding Credit Parties. The
                    ------------------------------------------
Administrative Agent shall have received, with a counterpart for each Lender,
(i) a true and complete copy of the certificate of incorporation (or analogous document) of each Credit Party, (ii) a true and complete copy of the By-laws (or analogous document) of each Credit Party and (iii) a true and complete copy of the resolutions of the Board of Directors (or analogous document) of each Credit Party authorizing (A) the execution, delivery and performance by such Credit Party of the Credit Documents to which it is a party, (B) in the case of the Borrower, the borrowings contemplated hereunder, (C) the granting by such Credit Party of any Liens purported to be created by it pursuant to the Security Documents and (D) in the case of Premisys, the execution, delivery and performance of its obligations under the Premisys Escrow Agreement. Such documents shall be certified by the Secretary or an Assistant Secretary of such Credit Party (or, if such credit party is not a corporation, a duly authorized general partner or member thereof) as of the Closing Date, which certificate shall (w) be in form and substance reasonably satisfactory to the Administrative Agent, (x) certify that such documents are true and correct copies of the originals thereof, (y) certify as to the incumbency and signature of the officers of such Credit Party executing any Credit Document and (z) state that the resolutions (or analogous authorizations) described in clause (iii) above have not been amended, modified, revoked or rescinded.

               (d)  Consents, Licenses and Approvals. The Administrative Agent
                    --------------------------------
shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of the Borrower stating that all consents, authorizations and filings, if any, referred to in subsection 5.4 are in full force and effect.

               (e)  Legal Opinions. The Administrative Agent shall have
                    --------------
received, with a counterpart for each Lender, (i) from Latham & Watkins and/or other acceptable counsel to Zhone, the Borrower and the other Credit Parties an executed legal opinion which is in form and substance reasonably satisfactory to the Administrative Agent and (ii) copies of all opinions delivered on or prior to the Closing Date in connection with the Tender Offer, the Merger and the Asset Transfer, with satisfactory reliance letters in favor of the Administrative Agent and the Lenders; each such legal opinion shall be in form and substance reasonably acceptable to the Administrative Agent and shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

               (f)  Pledged Stock. The Administrative Agent shall have received
                    -------------
the certificates representing the shares of Capital Stock of AcquisitionCo which are to be pledged pursuant to the Initial Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

               (g)  Actions to Perfect Liens. The Administrative Agent shall
                    ------------------------
have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents (including, without limitation, the Lien on the Tendered Shares of Premisys which are to be acquired by AcquisitionCo on the Closing Date, but other than any Lien on the Assigned Interests) shall have been completed.

               (h)  Lien Searches. The Administrative Agent shall have received
                    -------------
the results of a recent search by a Person reasonably satisfactory to the Administrative Agent, of the Uniform Commercial Code, judgement and tax lien filings which may have been filed with respect to personal property of Zhone, AcquisitionCo, LegacyCo, Premisys and their respective subsidiaries, and the results of such search shall be reasonably satisfactory to the Administrative Agent.

               (i)  Escrow. Premisys shall have placed in escrow pursuant to the
                    ------
Premisys Escrow Agreement an amount of cash and securities (which securities shall be reasonably satisfactory to the Administrative Agent) having an aggregate fair market value equal to not less than the amount of the Aggregate Acquisition Loan Commitment then in effect.

               (j)  Receipt of Capital. The Administrative Agent shall have
                    ------------------
received a certificate of a Responsible Officer, dated the Closing Date, stating that (i) Zhone has received irrevocable and unconditional capital commitments with respect to at least $400,000,000 in equity from the Investors upon terms reasonably satisfactory to the Administrative Agent, (ii) Zhone shall have received at least $140,000,000 in cash equity through drawings under the capital commitments described in clause (i) above and shall have contributed or loaned (in accordance with the terms hereof) such amounts to the Borrower and (iii) the Borrower shall have utilized the $140,000,000 in capital contributions and loans received by it pursuant to clause (ii) above to purchase Shares.

              (k)  Tender Offer. (i) The Merger Agreement and all related
                   ------------
documentation shall have been duly executed and delivered by the parties thereto in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, (ii) the material conditions to the Tender Offer specified in the Tender Offer Documents (as in effect on the date hereof) shall have been and shall continue to be satisfied in all material respects, (iii) the Acquisition Documents shall not have been amended, supplemented, waived or otherwise modified in any material respect, except as contemplated by subsection 8.16,
(iv) the obligations of the parties thereto to be performed at or prior to the acceptance and purchase of the Tendered Shares (other than the payment of the purchase price for the Tendered Shares) shall have been performed or complied with by AcquisitionCo and Premisys, except where the failure so to comply or perform could not reasonably be expected to have a Material Adverse Effect, (v) the Board of Directors of Premisys shall have approved and/or recommended the Acquisition to the shareholders of Premisys, (vi) the portion of the Shares beneficially owned by AcquisitionCo, together with the portion of the Shares accepted for payment pursuant to the Tender Offer, is not less than the amount necessary to permit the Merger to be consummated without the affirmative vote of any shareholders other than the Borrower and its Subsidiaries and there shall not have been a material change in the number of Shares since June 25, 1999 and
(vii) AcquisitionCo shall have accepted all Tendered Shares for purchase, shall have deposited the funds necessary for the purchase of such Tendered Shares with the depositary and instructed the depositary to promptly pay for such Tendered Shares.

               (l)  Purchase Price. The aggregate consideration to be paid for
                    --------------
purchase of the Shares pursuant to the Tender Offer and the Merger shall be not more than $255,000,000 and the aggregate amount of fees and expenses to be incurred in connection with the Transaction shall not exceed $10,000,000.

               (m)  No Consents. Each of Zhone, AcquisitionCo, LegacyCo,
               ----------------
Premisys and their respective Subsidiaries shall have obtained all consents and approvals of Governmental Authorities and third parties necessary or reasonably advisable in connection with the Transaction, the Loans hereunder and the continuing operations of the Borrower and its Subsidiaries (after giving effect to the Transaction); all such consents and approvals shall be in full force and effect and all applicable appeal and waiting periods shall have expired without any governmental or judicial action being taken or threatened that has had or would be reasonably likely to have the effect of restraining, preventing or imposing burdensome conditions on the Transaction and the other transactions contemplated hereby.

               (n)  Corporate Structure. The Administrative Agent and the
                    -------------------
Lenders shall have received a written description of the material assets and liabilities to be transferred to LegacyCo and its Subsidiaries pursuant to the Asset Transfer, and such assets and liabilities shall be reasonably satisfactory to the Administrative Agent.

               (o)  Fees. The Administrative Agent shall have received all fees
                    ----
and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced a reasonable time prior to the Closing Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower and its Subsidiaries hereunder or under any other Credit Document.

               (p)  Business Plan. The Borrower shall have delivered a business
                    -------------
plan for LegacyCo and its Subsidiaries for the period from the Closing Date through the Maturity Date, which business plan shall be consistent in all material respects with the projections and other information provided to the Administrative Agent prior to the Closing Date.

               6.2  Conditions to Term Loan. In addition to the satisfaction or
                    -----------------------
waiver of the conditions specified in subsection 6.1, the agreement of each Term Loan Lender to make its Term Loan is subject to the satisfaction of the following conditions precedent:

               (a)  Related Agreements. The Administrative Agent shall have
                    ------------------
received, with a copy for each Lender, true and correct copies, certified as to authenticity by the Borrower, of each of (i) each Stock Purchase Agreement, (ii) each Capital Call Agreement, (iii) the Assignment of Capital Call Rights and
(iv) such other documents or instruments as may be reasonably requested by the Administrative Agent.

               (b)  Capital Call Payments. The Administrative Agent shall have
                    ---------------------
received a true and correct copy of written instructions from Zhone to each Investor specifying that, until such time as such Investor receives the instructions contemplated by subsection 8.17(g) hereof, all payments made by such Investor to Zhone on account of the Assigned Interests shall be paid directly into the Cash Collateral Account (as defined in the AcquisitionCo Cash Collateral Agreement); such instructions shall be irrevocable and unconditional, and shall be in form and substance reasonably satisfactory to the Administrative Agent.

              (c)  Actions to Perfect Liens. The Administrative Agent shall have
              -----------------------------
received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents on the Assigned Interests shall have been completed.

          6.3  Conditions to Each Loan. The agreement of each Lender to make
               -----------------------
any Loan requested to be made by it on any date (including, without limitation, any Loan to be made on the Closing Date) is subject to the satisfaction of the following conditions precedent:

              (a)  Representations and Warranties. Each of the representations
              -----------------------------------
and warranties made by the Borrower and the other Credit Parties in or pursuant to the Credit Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

              (b)  No Default. No Default or Event of Default shall have
              ---------------
occurred and be continuing on such date or after giving effect to the Loans and other extensions of credit requested to be made on such date.

              (c)  Margin Regulations.  The Borrower shall have furnished to the
              -----------------------
Administrative Agent and each Lender a duly completed and executed counterpart of FR Form U-1 referred to in Regulation U.

                       SECTION 7. AFFIRMATIVE COVENANTS

          The Borrower hereby agrees that, so long as any Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Credit Document, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

          7.1  Financial Statements.  Furnish to each Lender:
               --------------------

          (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing; and

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          7.2  Certificates; Other Information.  Furnish to each Lender:
               -------------------------------

          (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and (b), a certificate of a Responsible Officer certifying:

               (i) that, during such period, no Subsidiary has been formed or acquired (or, if any such Subsidiary has been formed or acquired, the Borrower has complied with the requirements of subsection 7.10 with respect thereto);

               (ii) that, during such period, neither the Borrower nor any of its Subsidiaries has changed its name, its principal place of business, its chief executive office or the location of any material item of tangible Collateral without complying with the requirements of this Agreement and the Security Documents with respect thereto;

               (iii) that, during such period, each of the Borrower and its Subsidiaries has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Credit Documents to be observed, performed or satisfied by it (and including therein a reasonably detailed calculation of the covenants contained in subsection 8.1 hereof as of the last day of such period); and

               (iv) prior to the Collateral Substitution Date, the amount remaining undrawn and available from each Investor as of the last day of such period on account of the Assigned Interests and the expiration date of each Capital Call Agreement;

     and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

          (c) not later than thirty days prior to the end of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such Officer has no reason to believe they are incorrect or misleading in any material respect;

          (d) within five days after the same are sent, copies of all financial statements and reports which the Borrower sends to its stockholders generally, and within five days after the same are filed, copies of all financial statements and reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

          (e) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

          7.3  Payment of Obligations.  Pay, discharge or otherwise satisfy at
               ----------------------
or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

          7.4  Conduct of Business and Maintenance of Existence.  Continue to
               ------------------------------------------------
engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 8.5; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

          7.5  Maintenance of Property; Insurance.  Keep all property useful and
               ----------------------------------
necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender, upon written request, full information as to the insurance carried.

          7.6  Inspection of Property; Books and Records; Discussions.  Keep
               ------------------------------------------------------
proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time (and, in the absence of a Default or an Event of Default, with reasonable notice) and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

          7.7  Notices.  Promptly give notice to the Administrative Agent and
               -------
each Lender of:

          (a)  the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount involved is $1,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

          (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

          (e) prior to the Collateral Substitution Date, the delivery by Zhone, AcquisitionCo or LegacyCo to any Investor of a capital call pursuant to any Stock Purchase Agreement; and

          (f) any development or event which has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

          7.8  Environmental Laws.  (a)  Comply with, and ensure compliance by
          -----------------------
all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect.

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect.

          7.9  Further Assurances.  Upon the request of the Administrative
          -----------------------
Agent, promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including, without limitation, financing statements and continuation statements) for filing under the provisions of the Uniform Commercial Code or any other Requirement of Law which are necessary or reasonably advisable to maintain in favor of the Administrative Agent, for the benefit of the Lenders, Liens on the Collateral that are duly perfected in accordance with all applicable Requirements of Law.

          7.10 Additional Collateral.  (a)  With respect to any Person that,
          --------------------------
subsequent to the Closing Date, becomes a Domestic Subsidiary, promptly (and, in any event, within ten Business Days after such Person becomes a Domestic Subsidiary): (i) execute and deliver to the Administrative Agent, for the benefit of the Lenders, a new pledge agreement or such amendments to the relevant Security Document as the Administrative Agent reasonably shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned by the Borrower or any of its Subsidiaries, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, (iii) cause such new Subsidiary
(A) to become a party to the Initial Collateral Agreement or the Subsequent Collateral Agreement, as applicable, in each case pursuant to documentation which is in form and substance satisfactory to the Administrative Agent, and (B) to take all actions necessary or advisable to cause the Lien created by the Initial Collateral Agreement or the Subsequent Collateral Agreement, as applicable, to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be requested by the Administrative Agent and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses (i), (ii) and (iii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (b) With respect to any Person that, subsequent to the Closing Date, becomes a Foreign Subsidiary and which has Capital Stock which is owned directly by the Borrower or a Domestic Subsidiary, promptly (and, in any event, within 30 days following the date upon which such Person becomes a Foreign Subsidiary): (i) execute and deliver to the Administrative Agent a new Foreign Pledge Agreement or such amendments to the relevant Foreign Pledge Agreement as the Administrative Agent reasonably shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned by the Borrower or any of its Subsidiaries (provided that in no event shall more than 65% of the Capital Stock of any such Subsidiary be required to be so pledged if the pledge of more than such amount would be reasonably likely to cause adverse tax consequences), (ii) to the extent reasonably deemed advisable by the Administrative Agent, deliver to the Administrative Agent any certificates representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, (iii) take or cause to be taken all such other actions under the law of the jurisdiction of organization of such Foreign Subsidiary as may be necessary or advisable to perfect such Lien on such Capital Stock and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses (i) through (iii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (c) In furtherance of the foregoing provisions of this subsection 7.10, Premisys and each of its Subsidiaries shall, on the Merger Date, be deemed to be a Subsidiary of the Borrower and shall comply with the provisions of this subsection 7.10; provided that (i) it being understood that Premisys and each of its Subsidiaries shall, for purposes of this subsection 7.10 only, be deemed not to constitute a Subsidiary of the Borrower prior to the Merger Date and (ii) if the Borrower provides to the Administrative Agent a certificate of a Responsible Officer certifying that the Reorganization Date is anticipated in good faith to occur within 60 days following the Merger Date, then the Borrower need not comply with the provisions of clause (b) of this subsection 7.10 (or any similar requirement of any Security Document) until the earlier of the Reorganization Date or such 60th day following the Merger Date. Notwithstanding the foregoing, the Borrower shall pledge the Capital Stock of Premisys which is held by it pursuant to the Initial Collateral Agreement from and after the Closing Date.

         7.11  Consummation of Merger.  Cause the Merger to be consummated in
               ----------------------
accordance with the terms of the Acquisition Documents and applicable Requirements of Law as soon as is practicable following the consummation of the Tender Offer, and to comply in all material respects with the obligations of the Borrower and AcquisitionCo under the Acquisition Documents.

                            8.  NEGATIVE COVENANTS

          The Borrower hereby agrees that, so long as any Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Credit Document, the Borrower shall not, and (except with respect to subsection 8.1) shall not permit any of its Subsidiaries to, directly or indirectly:

         8.1   Financial Condition Covenants.
               -----------------------------

          (a) Minimum Interest Coverage Ratio.  Permit the ratio of (i) EBITDA
          -----------------------------------
     for any period of four consecutive fiscal quarters to (i) Interest Expense for such period (excluding any Interest Expense paid in cash on account of the Zhone Subordinated Note pursuant to the provisions of subsection 8.18(a)), to be less than 3.25 to 1.0; provided that, until the completion of four full fiscal quarters
          --------
     following the Closing Date, (x) EBITDA of the Borrower and its Subsidiaries for periods prior to the Closing Date shall be deemed to be equal to the actual EBITDA for such periods of the businesses to be held by LegacyCo following the Reorganization Date and (y) Interest Expense shall be determined on a pro forma basis by annualizing the Interest Expense of the Borrower and its Subsidiaries for the period following the Closing Date.

          (b)  Maximum Leverage Ratio.  Permit the ratio of (i) total
          ---------------------------
     Indebtedness of the Borrower and its Subsidiaries (excluding any Indebtedness on account of the Zhone Subordinated Note) to (ii) EBITDA for the period of four consecutive fiscal quarters ended most recently prior to such date, to be greater than the ratio set forth opposite such period below:

================================================================================
          Period                                           Ratio
--------------------------  ----------------------------------------------------
 Closing Date - 12/31/03                                3.25 to 1.0

  01/01/04 - thereafter                                 2.50 to 1.0

================================================================================


     ; provided that, until the completion of four full fiscal quarters
       --------
     following the Closing Date, compliance with the provisions of this clause
     (b) shall be determined on a pro forma basis, with (x) the amounts borrowed hereunder on the Closing Date being deemed to be outstanding on each day of such period prior to the Closing Date and (y) EBITDA of the Borrower and its Subsidiaries for periods prior to the Closing Date being deemed to be equal to the actual EBITDA for such periods of the businesses to be held by LegacyCo following the Reorganization Date.

         8.2   Limitation on Indebtedness.  Create, incur, assume or suffer to
               --------------------------
exist any Indebtedness (including, in any event, any preferred stock), except:

         (a)   Indebtedness of the Borrower under this Agreement;

         (b) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

         (c) Indebtedness of the Borrower and any of its Subsidiaries incurred to finance the acquisition of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) in an aggregate principal amount not exceeding as to the Borrower and its Subsidiaries $500,000 at any time outstanding;

         (d)    Indebtedness outstanding on the date hereof and listed on
     Schedule 8.2 and any refinancings, refundings, renewals or extensions thereof;

          (e) Prior to the Reorganization Date, Indebtedness of the Borrower owing to Zhone which is evidenced by a Zhone Subordinated Note; and

          (f) Additional Indebtedness not exceeding $500,000 in aggregate principal amount at any one time outstanding.

          8.3  Limitation on Liens.  Create, incur, assume or suffer to exist
          ------------------------
any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

          (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with
                                       --------
     respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Foreign Subsidiaries, generally accepted accounting principles in effect from time to time in their respective jurisdictions of incorporation);

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary;

          (f) Liens in existence on the date hereof listed on Schedule 8.3, securing Indebtedness permitted by subsection 8.2(d), provided that no such
                                                           --------
     Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

          (g) Liens securing Indebtedness of the Borrower and its Subsidiaries permitted by subsection 8.2(c) incurred to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created
                        --------
     substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

          (h) Liens (not otherwise permitted hereunder) which secure Indebtedness not exceeding (as to the Borrower and all Subsidiaries) $500,000 in aggregate amount at any time outstanding; and

          (i)   Liens created pursuant to the Security Documents.

          8.4   Limitation on Guarantee Obligations.  Create, incur, assume or
          -----------------------------------------
suffer to exist any Guarantee Obligation except:

          (a) Guarantee Obligations in existence on the date hereof and listed on Schedule 8.4;

          (b) Guarantee Obligations incurred after the date hereof supporting Indebtedness in an aggregate amount not to exceed $500,000 at any one time outstanding;

          (c) Guarantees made in the ordinary course of its business by the Borrower or (prior to the Merger Date, at which time Premisys will become the Borrower) Premisys of obligations of any of its Subsidiaries, which obligations are otherwise permitted under this Agreement; and

          (d)  the Security Documents.

          8.5  Limitation on Fundamental Changes.  Enter into any merger,
          --------------------------------------
consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

               (a)    the Merger and the Asset Transfer;

               (b) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower
                                                  --------
          shall be the continuing or surviving corporation) or with or into any one or more wholly owned Subsidiaries of the Borrower (provided that
                                                                 --------
          the wholly owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation); and

               (c) any Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other wholly owned Subsidiary of the Borrower.

          8.6  Limitation on Sale of Assets.  Convey, sell, lease, assign,
          ---------------------------------
transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Borrower or any wholly owned Subsidiary, except:

          (a) the sale or other disposition of obsolete or worn out property in the ordinary course of business;

          (b)  the sale of inventory in the ordinary course of business;

          (c) the sale or other disposition of any property (other than assets described in clauses (a) and (b) above) in the ordinary course of business, provided that the aggregate book value of all assets so sold or disposed of
     --------
     in any period of twelve consecutive months shall not exceed $1,000,000;

          (d) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

          (e)  as permitted by subsection 8.5;

          (f) the sale, transfer or other disposition of assets to LegacyCo and its Subsidiaries pursuant to the Asset Transfer;

          (g) the sale, transfer or other disposition of intellectual property to Affiliates of the Borrower; provided that each Affiliate to which any such intellectual property is transferred (whether from the Borrower, any Subsidiary or any other Affiliate) shall have executed and delivered to the Administrative Agent a License Letter;

          (h) the sale, transfer or other disposition of raw materials and work-in-process inventory of LegacyCo (or, prior to the Reorganization Date, of businesses which, after the Reorganization Date, will constitute a part of LegacyCo) to contract manufacturers who will be utilized by the Borrower to manufacture inventory for LegacyCo; and

          (i) the sale of the manufacturing assets of the Borrower and its Subsidiaries.

          8.7  Limitation on Leases.  Permit the aggregate amount of fixed and
          -------------------------
contingent rentals payable by LegacyCo (including, for periods prior to the Reorganization Date, any such amounts payable by AcquisitionCo and Premisys on account of the assets and business which will comprise LegacyCo) in any fiscal year of the Borrower with respect to leases of real and personal property (determined on a consolidated basis in accordance with GAAP) to exceed $3,500,000.

          8.8  Limitation on Restricted Payments.  Declare or pay any dividend
          --------------------------------------
(other than dividends payable solely in common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (a "Restricted Payment"); provided that,
                   ------------------

          (a) during such time as no Default or Event of Default has occurred and is continuing, the Borrower may make Restricted Payments in an amount not to exceed the tax liabilities which would have been payable to Governmental Authorities by the Borrower and its Subsidiaries on a stand-alone basis if they were not members of a consolidated group taxpayer group with Zhone (but net of any such liabilities which are payable directly by the Borrower and its Subsidiaries as members of such consolidated taxpayer group); and

          (b) during any such time as any Default or Event of Default is continuing, the Borrower may make Restricted Payments in an amount not to exceed the tax liabilities which are payable by Zhone to Governmental Authorities within 30 days following the date of such Restricted Payment and which would have been payable by the Borrower and its Subsidiaries on a stand-alone basis if they were not members of a consolidated group taxpayer group with Zhone (but net of any such liabilities which are payable directly by the Borrower and its Subsidiaries as members of such consolidated taxpayer group).

          8.9  Limitation on Capital Expenditures.  Make or commit to make (by
          ---------------------------------------
way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations) except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries, $1,000,000 during any fiscal year of the Borrower; provided that any portion of such amount which is not so expended in
          --------
the fiscal year for which it is permitted above may be carried-over to increase the amount permitted for the next fiscal year of the Borrower (and shall be deemed to be the last amounts expended in such next fiscal year).

          8.10 Limitation on Investments, Loans and Advances.  Make any advance,
          --------------------------------------------------
loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except :

          (a)  extensions of trade credit in the ordinary course of business;

          (b)  investments in Cash Equivalents;

          (c)  the Asset Transfer;

          (d) loans and advances to employees of the Borrower or its Subsidiaries for travel, entertainment and relocation expenses in the ordinary course of business in an aggregate amount for the Borrower and its Subsidiaries not to exceed $150,000 at any one time outstanding and additional loans and advances to employees which exist on the Closing Date;

          (e) investments by the Borrower in, and loans, advances and capital contributions by the Borrower to, its Subsidiaries and investments by such Subsidiaries in, and loans, advances and capital contributions by Subsidiaries to, the Borrower and other Subsidiaries;

          (f) loans made by the Borrower to Zhone or Premisys at any time when no Default or Event of Default is continuing in an aggregate principal amount for any fiscal year of the Borrower not to exceed the amount equal to 100% of Excess Cash Flow for the fiscal year of the Borrower most recently ended minus the aggregate amount of repayments made by the Borrower of amounts owing under the Zhone Subordinated Note made during the current fiscal year; provided that (i) for the fiscal year during which the

     Closing Date and the Reorganization occur, Excess Cash Flow shall be determined on a pro forma basis as if the Closing Date, the Reorganization and the other transactions contemplated hereby had occurred on the first day of such fiscal year and (ii) any such loans shall be subordinated to the other obligations of Zhone or Premisys (as the case may be) upon terms reasonably satisfactory to the Administrative Agent and shall be evidenced by promissory notes which are delivered to the Administrative Agent and pledged pursuant to the Subsequent Collateral Agreement;

          (g) additional investments, loans and advances to the extent that the sum of (i) the aggregate principal amount of such investments and loans at any one time outstanding and (ii) the aggregate amount of such investments made since the Closing Date, does not exceed $500,000 in the aggregate.

          8.11 Limitation on Transactions with Affiliates.  Enter into any
          -----------------------------------------------
transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of the Borrower's or such Subsidiary's business and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate; provided that nothing contained in this subsection 8.11 shall be deemed to prohibit (i) the consummation of the Asset Transfer or (ii) the payment of amounts owing under tax sharing agreements with Affiliates to the extent that such amounts are permitted to be paid pursuant to subsection 8.8.

          8.12 Limitation on Sales and Leasebacks.  Enter into any arrangement
          ---------------------------------------
with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary.

          8.13 Limitation on Changes in Fiscal Year.  Permit the fiscal year of
          ------------------------------------------
LegacyCo to end on a day other than December 31.

          8.14 Limitation on Negative Pledge Clauses.  Enter into with any
          -------------------------------------------
Person any agreement which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than (a) this Agreement, (b) any lease agreement which restricts the granting of Liens upon the property leased to the Borrower and its Subsidiaries thereunder from an unaffiliated third party (it being understood that the License Letter shall in no event constitute such a lease agreement) and
(c) any agreement governing the sale, transfer or other disposition of property to an unaffiliated third party in accordance with the terms of this Agreement which restricts the granting of Liens upon the property to be sold, transferred or otherwise disposed of thereunder.

          8.15 Limitation on Lines of Business.  Enter into any business,
          ------------------------------------
either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or which are directly related thereto.

          8.16 Rights under Acquisition Documents. Amend, supplement or
               ----------------------------------
otherwise modify (including any waiver thereof) the Acquisition Documents in any material respect, without the prior written consent of the Majority Lenders.

          8.17 Asset Transfer.  Consummate the Asset Transfer or permit the
          -------------------
Reorganization Date to occur, unless:

          (a) the Administrative Agent has received counterparts of (i) each of the Security Documents to be in effect after the Reorganization Date, executed and delivered by a duly authorized officer of each Credit Party which is a party thereto and (ii) the Assumption Agreement, executed and delivered by a duly authorized officer of LegacyCo; by its execution of this Agreement, each Lender hereby authorizes and instructs the Administrative Agent to execute and deliver the Assumption Agreement and agrees to be bound by the terms of the Assumption Agreement;

          (b) The Administrative Agent shall have received (i) the certificates representing the shares pledged pursuant to each of the Security Documents, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents shall have been completed;

          (c) to the extent not previously received pursuant to the provisions of Section 6.1, the Administrative Agent shall have received, with a counterpart for each Lender, (i) a true and complete copy of the certificate of incorporation (or analogous document) of each Credit Party,
     (ii) a true and complete copy of the By-laws (or analogous document) of each Credit Party and (iii) a true and complete copy of the resolutions of the Board of Directors (or analogous document) of each Credit Party authorizing (A) the execution, delivery and performance by such Credit Party of the Credit Documents to which it is a party, (B) in the case of the Borrower, the assumption of the Loans and other obligations contemplated hereunder and (C) the granting by such Credit Party of any Liens purported to be created by it pursuant to the Security Documents. Such documents shall be certified by the Secretary or an Assistant Secretary of such Credit Party (or, if such credit party is not a corporation, a duly authorized general partner or member thereof) as of the Reorganization Date, which certificate shall (w) be in form and substance reasonably satisfactory to the Administrative Agent, (x) certify that such documents are true and correct copies of the originals thereof, (y) certify as to the incumbency and signature of the officers of such Credit Party executing any Credit Document and (z) state that the resolutions (or analogous authorizations) described in clause (iii) above have not been amended, modified, revoked or rescinded;

          (d) the Administrative Agent has received from Latham & Watkins and/or other acceptable counsel to Zhone, the Borrower and the other Credit Parties an executed legal opinion which is in form and substance reasonably satisfactory to the Administrative Agent;

          (e) Premisys shall own 100% of the equity interests (on a fully diluted basis) in LegacyCo. Schedule 8.17 hereto shall list all Subsidiaries of LegacyCo immediately after giving effect to the Asset Transfer and the percentage of the equity interests of such Subsidiary which is owned by LegacyCo;

          (f) after giving effect to the occurrence of the Reorganization Date, each of the representations and warranties contained in this Agreement and in the other Credit Documents contemplated to be in effect after the Reorganization Date shall be true and correct in all material respects; and

          (g) the Administrative Agent shall have received a true and correct copy of written instructions from LegacyCo to each Investor specifying that all payments made by such Investor to LegacyCo on account of the Assigned Interests shall be paid directly into the Cash Collateral Account (as defined in the LegacyCo Cash Collateral Agreement); such instructions shall
     (x) be irrevocable and unconditional, (y) unless such acknowledgment and consent is provided in the Capital Call Agreement to which such Investor is a party, contain a duly executed and delivered acknowledgment and consent from each Investor and (z) be in form and substance reasonably satisfactory to the Administrative Agent; and

          (h) the principal of and accrued interest on the Acquisition Loans shall have been paid in full.

From and after the Reorganization Date, Zhone shall have no further obligations or liabilities hereunder or under any other Credit Document which is to terminate on such date pursuant to subsection 11.2 hereof.

          8.18 Optional Payments and Modifications of Certain Debt Instruments.
          ---------------------------------------------------------------------
(a) Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to the obligations (including, without limitation, Interest Expense on account thereof) evidenced by the Zhone Subordinated Note, other than, during such time as no Default or Event of Default is continuing or would result therefrom, (i) payments made with the proceeds of the Loans hereunder within one Business Day following the borrowing of such Loans and (ii) payments made with the proceeds received by Premisys on account of the sale to AcquisitionCo of Capital Stock of Premisys pursuant to the Company Option Agreement described in the Merger Agreement.

          (b) Prior to the Reorganization Date, amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Zhone Subordinated Note or the obligations of the Borrower evidenced thereby.

                         SECTION 9 EVENTS OF DEFAULT

          If any of the following events shall occur and be continuing:

          (a) The Borrower shall fail to pay any principal of any Loan when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

          (b) Any representation or warranty made or deemed made by the Borrower or any other Credit Party herein or in any other Credit Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Credit Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Borrower or any other Credit Party shall default in the observance or performance of any agreement contained in Section 8;

          (d) The Borrower or any other Credit Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Credit Document (other than as provided in paragraphs (a) through (c) of this Section 9), and such default shall continue unremedied or unwaived for a period of 30 days; or

          (e) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or Administrative Agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; provided, however, that no Default or Event of Default
                     --------  -------
     shall exist under this paragraph unless the aggregate amount of Indebtedness and/or Guarantee Obligations in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least $250,000; or

          (f) (i) The Borrower or any of its Subsidiaries or, prior to the Reorganization Date, Zhone shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries or, prior to the Reorganization Date, Zhone shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries or, prior to the Reorganization Date, Zhone any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries or, prior to the Reorganization Date, Zhone any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or
     (iv) the Borrower or any of its Subsidiaries or, prior to the Reorganization Date, Zhone shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any of its Subsidiaries or, prior to the Reorganization Date, Zhone shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Majority Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Majority Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, involve an aggregate amount in excess of $1,000,000; or

          (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

          (i) (i) Any of the Security Documents or the Premisys Escrow Agreement (or any material provision of any thereof) shall cease, for any reason (other than pursuant to the express terms thereof or of subsection
     11.2 hereof), to be in full force and effect, or the Borrower or any other Credit Party which is a party to any of the Security Documents shall so assert or (ii) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

          (j) At any time, Zhone shall cease to beneficially own, directly or indirectly, 100% of the issued and outstanding Capital Stock of the Borrower; or

          (k) At any time prior to the Collateral Substitution Date, any of (i) the Capital Call Agreement to which any Investor is a party (or any material provision of any thereof) shall cease, for any reason, to be in full force and effect, or Zhone, the Borrower, any other Credit Party or the relevant Investor shall so assert, (ii) any capital commitment constituting an Assigned Interest shall cease to be enforceable by the Borrower or the Administrative Agent against the Investor with respect thereto or (iii) any Capital Call Agreement shall have a remaining term of less than 45 days; unless, in any such case, another Investor shall have assumed the obligations of the relevant Investor under the Capital Call Agreement to which it is a party pursuant to documentation which is in form and substance reasonably satisfactory to the Administrative Agent; or

          (l) At any time prior to the Collateral Substitution Date, any of (i) any Capital Call Agreement or the Assignment of Capital Call Rights shall be amended, supplemented or otherwise modified without the prior written consent of the Administrative Agent, (ii) any of Zhone Investors I, L.L.C., Zhone Investors II, L.L.C. or Zhone Investors III, L.L.C. shall fail to pay any amounts owing by it under the Stock Purchase Agreement to which it is a party, (iii) the Assignment of Capital Call Rights (or any material provision of any thereof) shall cease, for any reason, to be in full force and effect, or Zhone, the Borrower or any other Credit Party shall so assert, (iv) the amount remaining available to be drawn in respect of the Assigned Interests is less than 120% of the aggregate then-outstanding principal amount of the Term Loans or (v) any amount payable on account of any Assigned Interest shall be paid by the relevant Investor to an account other than the Cash Collateral Account (as defined in the AcquisitionCo Cash Collateral Agreement or the LegacyCo Cash Collateral Agreement, as then applicable); or

          (m) At any date from and after the Collateral Substitution Date, the fair market value of the collateral held in the Cash Collateral Account (as defined in the AcquisitionCo Cash Collateral Agreement or the LegacyCo Cash Collateral Agreement, as then applicable) is less than 120% of the aggregate then-outstanding principal amount of the Term Loans; or

          (n) The Reorganization Date does not occur on or prior to the date which is 60 days after the Merger Date;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section 9 with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the

Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable.

          Except as expressly provided above in this Section 9, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                      SECTION 10 THE ADMINISTRATIVE AGENT

         10.1  Appointment.  Each Lender hereby irrevocably designates and
               -----------
appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Credit Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Administrative Agent.

         10.2  Delegation of Duties.  The Administrative Agent may execute any
               --------------------
of its duties under this Agreement and the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorneys in-fact selected by it with reasonable care.

         10.3  Exculpatory Provisions.  Neither the Administrative Agent nor any
         ----------------------------
of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Credit Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of the Borrower.

         10.4  Reliance by Administrative Agent.  The Administrative Agent shall
         --------------------------------------
be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Majority Lenders (or such larger number of Lenders as may be explicitly required hereunder), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

         10.5  Notice of Default.  The Administrative Agent shall not be deemed
         -----------------------
to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders; provided that unless and until the
                                             --------
Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         10.6  Non-Reliance on Administrative Agent and Other Lenders.  Each
         ------------------------------------------------------------
Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         10.7  Indemnification.  The Lenders agree to indemnify the
         ---------------------
Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any
           --------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

         10.8  Administrative Agent in Its Individual Capacity.  The
         ------------------------------------------------------
Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder and under the other Credit Documents. With respect to the Loans made by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Credit Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         10.9  Successor Administrative Agent.  The Administrative Agent may
         -------------------------------------
resign as Administrative Agent upon 10 days' notice to the Lenders. If the Administrative Agent shall resign as "Administrative Agent" under this Agreement and the other Credit Documents, then the Majority Lenders shall appoint from among the Lenders a successor Administrative Agent for the Lenders, which successor Administrative Agent (provided that, to the extent that no Default or Event of Default is continuing at the time of such appointment, such Administrative Agent shall have been approved by the Borrower), shall succeed to the rights, powers and duties of the Administrative Agent hereunder. Effective upon such appointment and approval, the term "Administrative Agent" shall mean such successor Administrative Agent, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Credit Documents.

                      SECTION 11.  MISCELLANEOUS

          11.1 Amendments and Waivers.  Neither this Agreement nor any other
               ----------------------
Credit Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Majority Lenders may, or, with the written consent of the Majority Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower and/or any other applicable Credit Party written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Majority Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver
                                       --------  -------
and no such amendment, supplement or modification shall:

          (i) without the consent of each Lender directly affected thereby, reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitments;

          (ii) without the written consent of all the Lenders, amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Majority Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement (other than any transfer to LegacyCo pursuant to the Asset Transfer) and the other Credit Documents, or (except to the extent provided in subsection 11.2) release all or substantially all of the Collateral, or (except to the extent provided in subsection 11.2) release any Investor from any material obligation relating to the Assigned Interests;

          (iii) amend, modify or waive any provision of Section 10 without the written consent of the then Administrative Agent; or

          (iv) have the effect of waiving any prepayment required pursuant to subsection 4.5(a) on account of a Net Proceeds Event described in clause
     (b) of the definition of such term without the prior written consent of Investors holding a majority of the voting interests in the Capital Stock of Zhone (with the determination of the voting interests held by each such Investor being based, without independent inquiry by the Administrative Agent, solely upon a certification from the Borrower).

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, any applicable Credit Party, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrower, any applicable Credit Party, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          11.2  Releases of Collateral and Credit Support.  (a)  On the Merger
          ------------------------------------------------
Date, the Premisys Escrow Agreement shall terminate without any action or consent on the part of the Administrative Agent or any other Person and Premisys and (after delivery of the amounts then held in escrow thereunder in accordance with the terms thereof) the Escrow Agent (as defined therein) shall be released from their respective obligations thereunder; provided that nothing contained herein shall be deemed to cause the termination of any provision of any such agreement which is expressly stated to survive the termination thereof or to release any Credit Party from its obligations under any such provision.

          (b) On the Reorganization Date, each of the AcquisitionCo Cash Collateral Agreement and the Initial Collateral Agreement shall terminate without any action or consent on the part of the Administrative Agent or any other Person and the Credit Parties which are parties thereto shall be released from their respective obligations thereunder; provided that nothing contained herein shall be deemed to cause the termination of any provision of any such agreement which is expressly stated to survive the termination thereof or to release any Credit Party from its obligations under any such provision.

          (c) On the date upon which Zhone consummates an initial public offering of its Capital Stock, the Assignment of Capital Call Rights shall terminate without any action or consent on the part of the Administrative Agent or any other Person and the Credit Parties which are parties thereto shall be released from their respective obligations thereunder; provided that no such termination and release shall occur unless:

               (i) the Administrative Agent shall have received an amount of cash and Cash Equivalents which, at the date of determination, is equal to at least 120% of the aggregate then-outstanding principal amount of the Term Loans (the "Substitute Collateral");
                                         ---------------------

               (ii) the Administrative Agent shall hold a first priority, perfected security interest in the Substitute Collateral, pursuant to the LegacyCo Cash Collateral Agreement or other documentation reasonably satisfactory to the Administrative Agent; and

               (iii) the Administrative Agent shall have received a satisfactory legal opinion from independent counsel to Zhone with respect to such perfection and other matters reasonably requested by the Administrative Agent.

Notwithstanding the foregoing, nothing contained in this subsection 11.2(c) shall be deemed to cause the termination of any provision of the Assignment of Capital Call Rights which is expressly stated to survive the termination thereof or to release any Credit Party from its obligations under any such provision.

          (d) At any time and from time to time when the fair market value of the Substitute Collateral exceeds 120% of the aggregate then-outstanding principal amount of the Term Loans, the Administrative Agent shall (upon written request of Zhone and the Borrower) promptly release its security interest in, and deliver to Zhone, a portion of the Substitute Collateral which is equal to such excess.

          (e) Following the termination of any Security Document pursuant to the provisions of this Section 11.2 or in accordance with the terms of such Security

     Document, the Administrative Agent will (upon the request and at the expense of the Borrower) take such action as the Borrower reasonably shall request in order to evidence the termination of the Liens created pursuant to such Security Document and to return to the Borrower any Collateral which is then in the possession of the Administrative Agent.

          11.3 Notices.  All notices, requests and demands to or upon the
               -------
respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth in Schedule II in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

          Prior to the Reorganization Date:   Zhone Acquisition Corp.

               c/o Zhone Technologies, Inc.
               7677 Oakport Street - Suite 1040
               Oakland, California  94621
               Attention:  Mory Ejabat
               Fax:  510/777-7010

          After the Reorganization Date:   Premisys Systems, LLC
               c/o Zhone Technologies, Inc.
               7677 Oakport Street - Suite 1040
               Oakland, California 94621
               Attention:  Mory Ejabat
               Fax:  510/777-7010

          The Administrative Agent:  Credit Suisse First Boston

               11 Madison Avenue
               New York, New York 10010
               Attention:  Mark Callahan
               Fax:  212/325-8304

provided that any notice, request or demand to or upon the Administrative Agent
--------
or the Lenders pursuant to subsection 2.2, 3.2, 4.3, 4.4, 4.6 or 4.11(b) shall not be effective until received.

          11.4 No Waiver; Cumulative Remedies.  No failure to exercise and no
          -----------------------------------
delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          11.5  Survival of Representations and Warranties.  All representations
          ------------------------------------------------
and warranties made hereunder, in the other Credit Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

          11.6  Payment of Expenses and Taxes.  The Borrower agrees (a) to pay
          -----------------------------------
or reimburse the Administrative Agent for its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Credit Documents and any such other documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent, (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Credit Documents and any such other documents and (d) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Credit Documents, the documentation relating to the Transaction and the other transactions contemplated hereby, or the use of the proceeds of the Loans and other extensions of credit hereunder and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified
                                                          -----------
liabilities"), provided that the Borrower shall have no obligation hereunder to
-----------    --------
the Administrative Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Administrative Agent or any such Lender. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

          11.7  Successors and Assigns; Participations and Assignments.  (a)
          ------------------------------------------------------------
This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement (other than pursuant to the Asset Transfer) without the prior written consent of each Lender.

          (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in
                                    ------------
     any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Credit Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Credit Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents. No Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which such Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Credit Document except for those specified in clause (ii) of the proviso to subsection 11.1 or, to the extent that such Lender would have the right to vote on any matter specified therein, clause (i) of such proviso. The Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that,
                                                                 --------
     in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 11.8(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of subsections 4.13, 4.14 and 4.15 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of subsection 4.14,
                                 --------
     such Participant shall have complied with the requirements of said subsection and provided, further, that no Participant shall be entitled to
                    --------  -------
     receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time and from time to time assign to (i) any Lender or any affiliate thereof or (ii) with the consent of the Administrative Agent and the Borrower (which, in each case, shall not be unreasonably withheld), to any additional bank or financial institution (any assignee described in clause (i) or (ii), an "Assignee")
                                                                    --------
     all or any part of its rights and obligations under this Agreement and the other Credit Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit J, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Administrative Agent and, to the extent required pursuant to clause (ii) above, by the Borrower) and delivered to the Administrative Agent for its acceptance and recording in the Register, provided that, in the case of any such assignment to an additional bank or
     --------
     financial institution, the sum of the aggregate principal amount of the Loans and the aggregate unutilized amount of the Aggregate Acquisition Loan Commitment being assigned and, if such assignment is of less than all of the rights and obligations of the assigning Lender, the sum of the aggregate principal amount of the Loans and the aggregate unutilized amount of the Aggregate Acquisition Loan Commitment remaining with the assigning Lender are each not less than $2,500,000 (or such lesser amount as may be agreed to by the Borrower and the Administrative Agent). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this paragraph (c) and paragraph (e) of this subsection, the consent of the Borrower shall not be required, and, unless requested by the Assignee and/or the assigning Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment which occurs at any time when any of the events described in Section 9(f) shall have occurred and be continuing.

          d) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent referred to in subsection 11.3 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and
                          --------
     addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest or demonstrable error, and the Borrower, the Administrative Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Credit Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register.

          e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Administrative Agent), together with payment to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall
     (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

          f) The Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective
                                       ----------
     Transferee which agrees to comply with the provisions of subsection 11.16 any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

          (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

          (h)   Funding by Special Purpose Funding Vehicles.  Notwithstanding
                -------------------------------------------
anything to the contrary contained herein, any Lender (a "Granting Lender") may
                                                          ---------------
grant to a special purpose funding vehicle ("SPC"), identified as such in
                                             ---
writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender otherwise would be obligated to make to the Borrower pursuant to this Agreement, provided that (i) nothing herein shall constitute a
                            --------
commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option to make a Loan or otherwise fails to provide all or any part thereof, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall be deemed to constitute a utilization of the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the related Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this subsection 11.7, any SPC may (i) with notice to, but without the prior written consent of, the Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions (consented to by the Borrower and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or
liquidity enhancement to such SPC.   The provisions of this subsection 11.7(h)
may not be amended, supplemented or otherwise modified without the prior written consent of the SPC.

          11.8  Adjustments; Set-off.  (a)  If any Lender (a "benefitted
          --------------------------                          ----------
Lender") shall at any time receive any payment of all or part of any of its
-------
Loans owing to it under any Commitment, or interest thereon, pursuant to a guarantee or otherwise, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise), in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of such other Lender's Loans owing to it under such Commitment or interest thereon, such benefitted Lender shall purchase for cash from the other Lender such portion of each such other Lender's similar Loans, or shall provide such other Lender with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders which hold such Commitment; provided, however, that if all or any
                                        --------  -------
portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such purchasing Lender were the direct holder of such portion.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not
                     --------
affect the validity of such set-off and application.

          11.9  Counterparts.  This Agreement may be executed by one or more of
          ------------------
the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          11.10 Severability.  Any provision of this Agreement which is
          ------------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11.11 Integration.  This Agreement and the other Credit Documents
          -----------------
represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

          11.12 GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
          -------------------
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          11.13 Submission To Jurisdiction; Waivers.  The Borrower hereby
                -----------------------------------
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in subsection 11.3 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

          11.14  Acknowledgments.  The Borrower hereby acknowledges that:
          ----------------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

          11.15  WAIVERS OF JURY TRIAL.  THE BORROWER, THE ADMINISTRATIVE AGENT
          ----------------------------
AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          11.16  Confidentiality.  Each of the Administrative Agent and the
          ----------------------
Lenders, on behalf of itself and each of its affiliates, agents, directors, officers and employees, agrees to keep confidential all non-public information provided to it by any Credit Party pursuant to this Agreement that is clearly designated by such Credit Party in writing as "confidential"; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent, any other Lender or any affiliate, agent, director, officer or employee of any Lender, (b) to any Transferee or prospective Transferee which agrees to comply with the provisions of this Section, (c) any of its employees, directors, agents, attorneys, accountants and other professional advisors, (d) upon the request or demand of any Governmental Authority having jurisdiction over it, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) which has been publicly disclosed other than in breach of this Section 11.16,
(h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender or (i) in connection with the exercise of any right or remedy hereunder or under any other Credit Document.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              ZHONE ACQUISITION CORP. (to be merged
                              with and into Premisys Communications, Inc. and then to be succeeded by Premisys Systems, LLC)

                              By:_______________________________________________
                                 Title:

                              CREDIT SUISSE FIRST BOSTON, as
                               Administrative Agent

                              By: /s/ Robert Hetu
                                 -----------------------------------------------
                                 Title: Robert Hetu, Vice President

                              By: /s/ Vitaly G. Butenko
                                 -----------------------------------------------
                                 Title: Vitaly G. Butenko, Asst. Vice President

                              CREDIT SUISSE FIRST BOSTON, as a Term
                              Loan Lender and as an Acquisition Lender

                              By: /s/ Robert Hetu
                                 -----------------------------------------------
                                 Title: Robert Hetu, Vice President

                              By: /s/ Vitaly G. Butenko
                                 -----------------------
                                 Title: Vitaly G. Butenko, Asst. Vice President

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              ZHONE ACQUISITION CORP. (to be merged with and into Premisys Communications, Inc. and then to be succeeded by Premisys Systems, LLC)

                              By: /s/ Mory Ejabat
                                 -----------------------------------------------
                              Title:

                              CREDIT SUISSE FIRST BOSTON, as
                                Administrative Agent

                              By:_______________________________________________
                                 Title:

                              By:_______________________________________________
                                 Title:

                              CREDIT SUISSE FIRST BOSTON, as a Term Loan Lender and as an Acquisition Lender

                              By:_______________________________________________
                                 Title:

                              By:_______________________________________________
                                 Title:

                                                                      SCHEDULE I
                                                                      ----------
                              LENDERS; COMMITMENTS

================================================================================
              Lender                   Term Loan             Acquisition Loan
                                      Commitment                Commitment
________________________________                            ____________________
Credit Suisse First Boston             $50,000,000.00             $75,000,000.00
                                                            ____________________
                                       $50,000,000.00             $75,000,000.00

===============================================================================

                                                                     SCHEDULE II
                                                                     -----------
                             ADDRESSES FOR NOTICES

===============================================================================
          CREDIT SUISSE FIRST BOSTON

Credit Matters:                           Administrative Matters:

    Eleven Madison Avenue                    Eleven Madison Avenue

    New York, New York 10010                 New York, New York  10010

    Attention: Robert Hetu                   Attention:

    Telephone: 212/325-4542                  Telephone:

    Facsimile: 212/325-8309                  Facsimile:

===============================================================================

                                                                    SCHEDULE 5.9
                                                                    ------------
                             INTELLECTUAL PROPERTY

In March of 1999, Premisys Communications, Inc. ("Premisys") received notice from the Lemelson Medical, Education & Research Foundation Limited Partnership ("Lemelson Foundation") alleging that Premisys was infringing certain Lemelson Foundation owned and issued United States Patents (as well as claims of certain Lemelson Foundation owned and pending US Patent applications). Premisys and the Lemelson Foundation have entered into discussions concerning the settlement of the above allegations, such settlement to be in the form of a proposed license agreement by which the Lemelson Foundation would grant to the Company fully-paid up licenses (collectively, the "Lemelson License") with respect to the allegedly infringed-upon patents. The currently proposed, fully-paid up, aggregate license fee for the Lemelson License is approximately $47,500, calculated according to the following formula: a royalty rate of 0.00005, multiplied by the sum of the US component of both (i) the Company's actual Company-wide revenues for the past five years and (ii) the Company's projected revenues over the next five years. The proposed license agreement, a draft of which has been made available to Zhone Technologies, Inc., has not yet been executed; however, the substantive terms of the proposed license agreement have been agreed to "in principle" by the parties. As currently drafted, the proposed license agreement is assignable provided notice is given to the Lemelson Foundation. The Company does not know how this "agreement in principle," if not executed in writing prior to the execution of this Agreement, might be affected by the proposed acquisition, including whether the "agreement in principle" would be rescinded or whether the royalty amount would be recalculated.

                                                                    SCHEDULE 8.2
                                                                    ------------
                             EXISTING INDEBTEDNESS

The following equipment financing leases with respect to Premisys
Communications, Inc. provided by Premisys Communications, Inc.:

===========================================================================================================================
       Company                           Equipment Leased          Lease Start       Lease End Date       Monthly
                                                                      Date                                Payment
AT&T Credit Corporation              Lucent Definity GS8 PBX         April 1998          March 2001      $1,014.88

AT&T Credit Corporation              PBX voice mail capacity         July 1998           June 2001       $1,144.96

AT&T Credit Corporation                Definity PBX add-on           June 1998           May 2001        $  116.09

AT&T Credit Corporation                Definity PBX add-on           June 1998           May 2001        $  638.42

AT&T Credit Corporation             T-1 cards for PacBell trunk      May 1999            August 2001     $1,168.53

AT&T Credit Corporation                Definity PBX add-on           July 19999          August 2001     $  269.94

Eastman Kodak Credit Corp.             Kodak Ektaprint copies        September 1996      August 2000     $  388.00

Lucent Technologies Product             Phone system add-on          May 1999            December 2003   $   80.15
  Finance

===========================================================================================================================

                                                                    SCHEDULE 8.3
                                                                    ------------
                                EXISTING LIENS

None, other than those disclosed by Premisys Communications, Inc. with respect to liens on the equipment described in Schedule 8.2 securing the related finance leases.

                                                                    SCHEDULE 8.4
                                                                    ------------
                              EXISTING GUARANTEES

Premisys Communications, Inc. guarantees the debt and other obligations of its overseas subsidiaries Premisys Communications (Canada) Inc. and Premisys Communications Ltd. (U.K.).

                                                                   SCHEDULE 8.17
                                                                   -------------
                     SUBSIDIARIES OF PREMISYS SYSTEMS, LLC

===============================================================================
Name of Subsidiary                                    Interest Owned
                                                  by

                                                      Premisys
                                                  Systems, LLC

Premisys Communications (Canada), Inc.*               100%

Premisys Communications Ltd. (U.K.)                   100%

Premisys Communications Pte. Ltd. (Singapore)         approx. 100%

===============================================================================
* Prior to the Reorganization Date, the Borrower may elect to structure the Asset Transfer in a manner which causes Premisys Communications (Canada), Inc. not to be a Subsidiary of Premisys Systems, LLC, in which event Premisys Communications (Canada), Inc. shall be deemed to be deleted from this Schedule 8.17.